As filed with the Securities and Exchange Commission on October 3, 2012

Securities Act File No. [_________]

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. [ ]

Post-Effective Amendment No. [ ]

MAINSTAY FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

51 Madison Avenue, New York, New York 10010

(Address of Principal Executive Offices) (Zip Code)

(800) 624-6782

(Registrant’s Area Code and Telephone Number)

J. Kevin Gao, Esq.

MainStay Funds Trust

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and Address of Agent for Service)

With copies to:

Sander M. Bieber, Esq.

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on November 2, 2012 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

MainStay FuNDS TRUST

Mainstay GROWTH equity Fund

51 Madison Ave

New York, NEW YORK 10010

November 2, 2012

Dear Shareholder:

I am writing to inform you of the upcoming Special Meeting of Shareholders (“Special Meeting”) of MainStay Growth Equity Fund (“Growth Equity Fund”), a series of MainStay Funds Trust, on January 7, 2013. At this Special Meeting, as a shareholder of the Growth Equity Fund, you will be asked to vote on an important proposed transaction affecting the Growth Equity Fund, as described in detail in the accompanying proxy statement/prospectus. Your vote is extremely important, no matter the size of your holdings.

At the Special Meeting, shareholders of the Growth Equity Fund will be asked to approve an Agreement and Plan of Reorganization by and between the Growth Equity Fund and the MainStay Cornerstone Growth Fund (“Acquiring Fund”), providing for the acquisition of the assets and liabilities of the Growth Equity Fund by Acquiring Fund, also a series of MainStay Funds Trust (the “Reorganization”). In this reorganization, shares of the Growth Equity Fund would be exchanged for shares of the Acquiring Fund with the same aggregate net asset value of the Growth Equity Fund, followed by the complete liquidation of the Growth Equity Fund.

The Reorganization is part of an effort to enhance and streamline the MainStay Group of Funds. Also, the Growth Equity Fund has experienced performance and growth challenges in recent years. It is anticipated that the Reorganization will: (i) provide you with the opportunity to participate in a larger combined fund; and (ii) potentially create lower expenses resulting from fixed costs being spread over a larger asset base.

After careful consideration, the Board of Trustees (“Board”) of MainStay Funds Trust unanimously approved the proposal and recommends that you vote FOR the proposal.

In order to avoid unnecessary expense, I ask your cooperation in responding promptly.  I encourage you to carefully review the enclosed materials, which explain this proposal in more detail, and vote according to the manner specified, either by mail, by phone, via the Internet or in person.

We appreciate your continued support and confidence in the MainStay Funds. If you have any questions, please contact us by calling toll-free 800-MAINSTAY (624-6782).

Sincerely,

/s/ Stephen P. Fisher
Stephen P. Fisher
President
MainStay Funds Trust

MainStay FUNDS TRUST

MAINSTAY GROWTH EQUITY FUND

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 7, 2013

NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders (“Special Meeting”) of MainStay Growth Equity Fund (“Growth Equity Fund”), a series of MainStay Funds Trust, will be held on January 7, 2013 at 12:00 pm Eastern time at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, for the following purposes:

(1)	To approve an Agreement and Plan of Reorganization (“Reorganization”) providing for the acquisition of the assets and liabilities of the Growth Equity Fund, a series of MainStay Funds Trust, by MainStay Cornerstone Growth Fund (“Acquiring Fund” and together with the Growth Equity Fund, the “Funds”), a series of MainStay Funds Trust, in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Growth Equity Fund; and

(2)	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The Board of Trustees (“Board’) of MainStay Funds Trust has fixed the close of business on October 9, 2012 as the record date for determination of shareholders of the Growth Equity Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

Your vote is important regardless of the size of your holdings in the Growth Equity Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. You may also vote by Internet or by telephone. Please see the enclosed Proxy Statement/Prospectus for details. If you vote by proxy and then desire to change your vote or vote in person, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Proxy Statement/Prospectus entitled “Voting Information” for more information.

By Order of the Board of Trustees,

/s/ J. Kevin Gao
J. Kevin Gao
Chief Legal Officer and Secretary
November 2, 2012

QUESTIONS AND ANSWERS RELATING TO THE PROPOSAL

We recommend that you read the complete Proxy Statement/Prospectus. However, we thought it would be helpful to provide brief answers to some questions concerning the proposal.

Q. Why is a shareholder meeting being held?

A. You are being asked to consider and approve the proposed reorganization (“Reorganization”) of MainStay Growth Equity Fund (“Growth Equity Fund”), a series of MainStay Funds Trust, into MainStay Cornerstone Growth Fund (“Acquiring Fund”), a series of MainStay Funds Trust. The Reorganization is expected to be the second step in a two-step transaction. Shareholders of another fund, the Keystone Large Cap Growth Fund (“Keystone Fund”), which is managed by Cornerstone Capital Management, Inc., have been asked to approve a reorganization of the Keystone Fund with and into the Acquiring Fund (“Keystone Reorganization”). If shareholders of the Keystone Fund approve the Keystone Reorganization, it would take place on or about January 11, 2013, shortly before the anticipated closing of the Reorganization of the Growth Equity Fund with and into the Acquiring Fund on or about January 18, 2013.

Additionally, the shareholders of MainStay VP Growth Equity Portfolio (“VP Growth Equity Portfolio”), a series of MainStay VP Funds Trust, are being asked to approve: (i) a new subadvisory agreement between New York Life Investment Management LLC (“New York Life Investments”) and Cornerstone Capital Management LLC (“Cornerstone LLC”); and (ii) contingent on the approval of (i), a new management agreement between New York Life Investments and VP Growth Equity Portfolio at a meeting also scheduled to take place on January 7, 2013. These proposals are referred to as the “MainStay VP Growth Equity Proposals.”

If approved by shareholders, the consummation of the Reorganization is contingent on the approval of: (i) the Keystone Reorganization by the Keystone Fund shareholders; and (ii) the MainStay VP Growth Equity Proposals by the VP Growth Equity Portfolio shareholders.

As described more fully in the Proxy Statement/Prospectus, the Acquiring Fund is a “shell” series of MainStay Funds Trust with a substantially similar investment objective and strategies to the Keystone Large Cap Growth Fund. Upon the closing of the Keystone Reorganization, the Acquiring Fund would succeed to the accounting and performance history of the Keystone Fund.

Q. How will the Reorganization affect me?

A. If shareholders approve the Reorganization, all of the assets and liabilities of the Growth Equity Fund will be combined with those of the Acquiring Fund, and you will become a shareholder of the Acquiring Fund. You will receive shares of the Acquiring Fund having the same aggregate net asset value of your shares of the Growth Equity Fund.

Q. Are there differences between the Funds?

A. As described in the Proxy Statement/Prospectus, the investment objective of each Fund is the same and there are many similarities in their principal investment strategies and principal risks. However, there are several important differences between the two Funds. As described in the section of the Proxy Statement/Prospectus entitled “Comparison of Investment Objectives and Principal Investment Strategies,” while both Funds invest primarily in large capitalization equity securities and use a “bottom-up” approach to stock selection, the investment styles of the two Funds differ in several respects. Among other differences, the portfolio management team for the Growth Equity Fund uses a quantitative model to help determine which stocks meet certain traditional value measures, whereas the portfolio management team for the Acquiring Fund generally does not use such a model. The Acquiring Fund also typically invests in fewer securities than the Growth Equity Fund. The Acquiring Fund also may invest in foreign companies to a greater extent than the Growth Equity Fund.

Q-1

The Growth Equity Fund and Acquiring Fund have different fundamental and non-fundamental investment restrictions.

The investment manager of the Growth Equity Fund, New York Life Investments, is also the investment manager of the Acquiring Fund. The Growth Equity Fund’s subadvisor is Madison Square Investors LLC (“Madison Square Investors”). Cornerstone LLC will serve as the subadvisor to the Acquiring Fund.

The Board of Trustees of MainStay Funds Trust (the “Board”) may terminate any investment adviser or subadvisor of the Growth Equity Fund without shareholder approval. However, the Board may replace any investment adviser or subadvisor of the Growth Equity Fund with another party only with the approval of shareholders.

The Board may also terminate any investment adviser or subadvisor of the Acquiring Fund without shareholder approval. However, pursuant to a “manager-of-managers” exemptive order granted to the Acquiring Fund and New York Life Investments by the Securities and Exchange Commission (“SEC”), the Acquiring Fund may replace subadvisors that are not affiliated with New York Life Investments or the Acquiring Fund and may modify any existing or future subadvisory agreement with such unaffiliated subadvisors at any time without shareholder approval, subject to the approval of the Board. The Board may replace the Acquiring Fund’s investment adviser only with the approval of shareholders.

The sole initial shareholder of the Acquiring Fund has approved the Acquiring Fund’s participation in this manager-of-managers structure, and shareholders of the Growth Equity Fund, including in their ultimate capacities as shareholders of the Acquiring Fund, will not be asked to vote on this matter.

Please see “Important Information Regarding Manager-of-Managers Exemptive Order” below for more information.

Q. What are the potential benefits from the Reorganization?

A. The Growth Equity Fund has experienced performance and growth challenges in recent years. It is anticipated that the Reorganization will (i) provide you with the opportunity to participate in a larger combined fund, and (ii) create potentially lower expenses resulting from fixed costs being spread over a larger asset base.

Q. How will the Reorganization affect shareholder fees and expenses?

A. It is anticipated that Investor Class, Class B, and Class C shareholders will benefit from reduced total expenses as a result of the Reorganization. Although Class A and Class I shareholders might have experienced an increase in total expenses, these shareholders will benefit from certain expense limitations as described below.

Q-2

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Acquiring Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) applicable to holders of Class A and Class I shares do not exceed the following percentages of average daily net assets: Class A, 1.34%; and Class I, 1.09%. This expense limitation agreement will be in effect for a two-year period commencing on the closing date of the Keystone Reorganization, unless extended by New York Life Investments and approved by the Board.

Additionally, contingent upon the approval of the Reorganization, New York Life Investments has also agreed to voluntarily waive fees and/or reimburse expenses so that the Acquiring Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) applicable to holders of Class A and Class I shares do not exceed the following percentages of average daily net assets: Class A, 1.17%; and Class I, 0.92%. These voluntary waivers will remain in effect until February 28, 2014, unless terminated earlier by New York Life Investments or the Board. The effect of this voluntary agreement would be that holders of Class A and Class I shares of the Growth Equity Fund would not experience higher Total Annual Fund Operating Expenses and shareholders of the Acquiring Fund for as long as the voluntary agreement is in place. This voluntary agreement may be terminated at any time.

Q. Who will bear the expenses of the Reorganization and related costs?

A. Except for brokerage fees and any related expenses, the costs of the Reorganization will be borne by New York Life Investments. It is anticipated that as much as 80% of the Growth Equity Fund’s securities portfolio would be “turned over” in preparation for the Reorganization to align the securities portfolio of the Growth Equity Fund with the securities portfolio of the Acquiring Fund. This portfolio turnover would generate brokerage fees and other costs that would be borne by the Growth Equity Fund. It is estimated that these fees and other costs could potentially represent up to 0.05% or more of the net assets of the Growth Equity Fund. This portfolio turnover would be in addition to the portfolio turnover that would be experienced by the Acquiring Fund following the Reorganization in connection with its normal investment operations. New York Life Investments and Madison Square Investors intend to take reasonable efforts to minimize the brokerage fees and other costs incurred in preparation for the Reorganization, while keeping in mind the proposed schedule for the Reorganization and their duties to shareholders of the Growth Equity Fund to seek best execution for trades in portfolio securities, among other factors.

Q. Will the Reorganization create a taxable event?

A. It is anticipated that the Reorganization will qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Growth Equity Fund, the Acquiring Fund, nor the shareholders are expected to recognize any gain or loss for Federal income tax purposes from the transactions contemplated by the Reorganization Agreement. Please see “Reorganization Expenses and Related Costs” below for more information.

However, the securities transactions as discussed at the above question that are expected to be conducted in advance of the Reorganization to align the portfolio holdings of the Growth Equity Fund with those of the Acquiring Fund are expected to generate significant capital gains for the Growth Equity Fund, based on market prices as of the date of the Proxy Statement/Prospectus. These capital gains (which would have been partially reduced by net capital loss carryforward available) would be distributed to shareholders of the Growth Equity Fund in advance of the Reorganization. This distribution generally would be taxable to shareholders that are not in a tax-qualified plan. For more information regarding the tax treatment of capital gains distributions, please see “Understand the Tax Consequences” in Appendix B to the Proxy Statement/Prospectus. In addition, you should seek the advice of a tax advisor to determine how this distribution will impact your individual tax situation.

Q-3

Q. Has the Board approved the Reorganization?

A. Yes. After careful consideration, the Board unanimously approved the proposal and recommends that you vote FOR the proposal.

Q. How can I vote?

A. You can vote:

•	By internet: log on to the website listed on your proxy card and follow the instructions on the website.

•	By mail: complete and return your proxy card in the pre-addressed postage-paid envelope provided.

•	By telephone: call the toll-free number listed on your proxy card and follow the recorded instructions.

•	In person at the Special Meeting.

Please vote as soon as possible.

Q. Whom do I contact if I have questions or need additional information?

A. If you have any questions or need additional information, please contact us by calling toll-free 800-MAINSTAY (624-6782).

Q-4

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION	VALID

CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp. c/o John Doe	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe

PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 01/01/01	Jane B. Doe, Trustee u/t/d/ 01/01/01

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o	John B. Smith, Custodian f/b/o
John B. Smith, Jr. UGMA/UTMA	John B. Smith, Jr. UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of
John B. Smith

Please choose one of the following options to vote your shares:

•	AUTHORIZE YOUR PROXY THROUGH THE INTERNET. You may authorize your proxy by logging onto the website indicated on your proxy card and following the instructions on the website. In order to log on, you will need the control number found on your proxy card.

•	AUTHORIZE YOUR PROXY BY TELEPHONE. You may authorize your proxy by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

•	VOTE BY MAIL. You may cast your vote by signing, dating, and mailing the enclosed proxy card in the postage-paid envelope provided.

•	VOTE IN PERSON AT THE SPECIAL MEETING.

PROXY STATEMENT/PROSPECTUS
NOVEMBER 2, 2012

PROXY STATEMENT FOR:

MAINSTAY GROWTH EQUITY FUND
(a series of MainStay Funds Trust)

PROSPECTUS FOR:

MAINSTAY CORNERSTONE GROWTH FUND
(a series of MainStay Funds Trust)

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

(212) 576-7000

This Proxy Statement/Prospectus (“Proxy Statement”) is being furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of MainStay Funds Trust (“Board”), in connection with the Special Meeting of Shareholders (“Special Meeting”) of MainStay Growth Equity Fund (“Growth Equity Fund”). The Special Meeting will be held on January 7, 2013, at 12:00 pm Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Shareholders of record of the Growth Equity Fund at the close of business on October 9, 2012 (“Record Date”) are entitled to notice of, and to vote at the Special Meeting or any adjournments or postponements thereof. This Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the Growth Equity Fund on or about November 9, 2012.

At the Special Meeting, shareholders will be asked to consider and act upon the following proposals:

(1)	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) providing for the acquisition of the assets and liabilities of the Growth Equity Fund, a series of MainStay Funds Trust, by MainStay Cornerstone Growth Fund (the “Acquiring Fund” and together with the Growth Equity Fund, the “Funds”), a series of MainStay Funds Trust, in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Growth Equity Fund (“Reorganization”); and

(2)	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The investment objective of each Fund is the same and while there are many similarities in their principal investment strategies and principal risks, there are also some important differences. Additionally, the Funds have different fundamental and non-fundamental investment restrictions. For more information, see “Comparison of the Funds” in this Proxy Statement/Prospectus.

Under the proposed Reorganization Agreement, each shareholder of the Growth Equity Fund would be entitled to receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Growth Equity Fund held by that shareholder as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 pm Eastern time, on the closing day of the Reorganization. You are being asked to approve the Reorganization Agreement pursuant to which the Reorganization transaction would be accomplished. This Proxy Statement sets forth concisely the information shareholders of the Growth Equity Fund should know before voting on the Reorganization, and constitutes an offering of the shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Funds, each having been filed with the SEC, are incorporated by reference into (legally considered to be part of) this Proxy Statement:

•	The Prospectus for Growth Equity Fund, dated February 28, 2012, as supplemented;
•	The Prospectus of the Acquiring Fund, dated November 2, 2012;
•	The Statement of Additional Information of Growth Equity Fund, dated February 28, 2012, as amended November 2, 2012;
•	The Annual Report to shareholders of the Growth Equity Fund for the fiscal year ended October 31, 2011;
•	The Statement of Additional Information dated November 2, 2012, related to this Proxy Statement; and
•	The Annual Report to shareholders of Keystone Fund for the fiscal year ended June 30, 2012.

Except as otherwise described herein, the policies and procedures set forth under the “Shareholder Guide” in the Acquiring Fund’s Prospectus will apply to the shares issued by the Acquiring Fund in connection with the Reorganization. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (“1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

Additional copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge:

By Phone:	800-MAINSTAY (624-6782)

By Mail:	NYLIFE Distributors LLC: Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

By Internet:	www.mainstayinvestments.com.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.

By Phone:	(202) 551-8090

By Mail:	Public Reference Section
Office of Consumer Affairs and Information Services
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

The Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Summary	1
The Proposed Reorganization	1
Background and Reasons for the Reorganization	2
Comparison of the Funds	4
Comparison of Investment Objectives and Principal Investment Strategies	4
Comparison of Fees and Expenses	6
Comparison of Portfolio Turnover	9
Comparison of Purchase, Exchange, Selling Shares and Valuation of Shares	9
Federal Tax Consequences	10
Principal Risks	10
Investment Restrictions	11
Material Differences in the Rights of Fund Shareholders	11
Information About the Reorganization	11
General	11
Terms of the Reorganization Agreement	12
Federal Income Tax Consequences	13
Information About Management of the Funds	15
General	15
Important Information Regarding Manager-of-Managers Exemptive Order	16
Compensation to Dealers	18
Past Performance of the Funds	19
Additional Information About MainStay Cornerstone Growth Fund and MainStay Growth Equity Fund	22
Financial Highlights	23
Forms of Organization	23
Distributor	23
Custodian and Sub-Administrator	23
Security Ownership of Management and Principal Shareholders	23
Capitalization	24
Other Business	25
Shareholder Communications with the Board	25
Voting Information	25
General	25
Proxy Solicitor	25
Quorum Requirement	26
Vote Required	26
Effect of Abstentions and Broker “Non-Vote”	27
Adjournment	27
Future Shareholder Proposals	27
Appendix A	A-1
Appendix B	B-1
Appendix C	C-1
Appendix D	D-1
Appendix E	E-1
Appendix F	F-1

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Proxy Statement/Prospectus carefully.

The Growth Equity Fund and the Acquiring Fund are each open-end, management investment companies registered with the SEC. Both Funds are series of MainStay Funds Trust, which is organized as a statutory trust under the laws of the State of Delaware.

New York Life Investments serves as the investment manager of each of the Funds. Madison Square Investors LLC (“Madison Square Investors”) serves as the subadvisor of Growth Equity Fund while Cornerstone Capital Management LLC (“Cornerstone LLC”) will serve as subadvisor to the Acquiring Fund.

The Proposed Reorganization

The Board, including all of the Trustees who are not “interested persons” of the Growth Equity Fund (as defined in the 1940 Act) (“Independent Trustees”), has unanimously approved the Reorganization. Subject to approval by the Growth Equity Fund shareholders, the Reorganization provides for:

•	the transfer of all of the assets of the Growth Equity Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund;

•	the assumption by the Acquiring Fund of all of the liabilities of the Growth Equity Fund;

•	the distribution of shares of the Acquiring Fund to the shareholders of the Growth Equity Fund; and

•	the complete liquidation of the Growth Equity Fund.

The Reorganization is expected to be the second step in a two-step transaction. Shareholders of the Keystone Large Cap Growth Fund (“Keystone Fund”), which is currently managed by Cornerstone Capital Management, Inc., have been asked to approve a reorganization of the Keystone Fund with and into the Acquiring Fund (“Keystone Reorganization”). If shareholders of the Keystone Fund approve the Keystone Reorganization, it would take place on or about January 11, 2013, shortly before the anticipated closing of the Reorganization of the Growth Equity Fund with and into the Acquiring Fund.

Additionally, the shareholders of MainStay VP Growth Equity Portfolio (“VP Growth Equity Portfolio”), a series of MainStay VP Funds Trust, are being asked to approve: (i) a new subadvisory agreement between New York Life Investment Management LLC (“New York Life Investments”) and Cornerstone LLC; and (ii) contingent on the approval of (i), a new management agreement between New York Life Investments and VP Growth Equity Portfolio at a meeting also scheduled to take place on January 7, 2013. These proposals are referred to as the “MainStay VP Growth Equity Proposals.”

If approved by shareholders, the consummation of the Reorganization is contingent on the approval of: (i) the Keystone Reorganization by the Keystone Fund shareholders; and (ii) the MainStay VP Growth Equity Proposals by the VP Growth Equity Portfolio shareholders.

As described more fully in the Proxy Statement/Prospectus, the Acquiring Fund is a “shell” series of MainStay Funds Trust with a substantially similar investment objective and strategies to the Keystone Fund. Upon the closing of the Keystone Reorganization, the Acquiring Fund would succeed to the accounting and performance history of the Keystone Fund. Thus, information such as performance, portfolio holdings, and financial statements provided for the Acquiring Fund in this Proxy Statement/Prospectus includes the information pertaining to the Keystone Fund.

1

Background and Reasons for the Reorganization

New York Life Investments believes that the shareholders of the Growth Equity Fund and the Acquiring Fund will benefit from the potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization rather than continuing to operate the Funds separately.

In approving the Reorganization, the Board, including the Independent Trustees, determined that participation in the Reorganization is in the best interests of the Growth Equity Fund and the Acquiring Fund and that the interests of the Acquiring Fund’s shareholders will not be diluted as a result of the Reorganization, including because Growth Equity Fund shareholders will receive Acquiring Fund shares with the same aggregate net asset value as their Growth Equity Fund shares. The Board considered the Reorganization proposal at a meeting held on September 24-25, 2012, and the entire Board, including the Independent Trustees, approved the Reorganization. The determination to approve the proposal was made on the basis of each Board member’s judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weights on various factors and assigned different degrees of materiality to various conclusions.

The factors considered by the Board with regard to the Reorganization include, but were not limited to, the following:

•	The Funds are both managed by New York Life Investments.

•	The Growth Equity Fund is subadvised by Madison Square Investors, while the Acquiring Fund will be subadvised by Cornerstone LLC.

•	The investment objectives of the Growth Equity Fund and Acquiring Fund are identical and, although the Board acknowledged that the principal investment strategies and principal risks have many similarities, there are also several important differences, including the use of a quantitative investment model by the Growth Equity Fund, but not the Acquiring Fund, and the typically smaller number of portfolio holdings and greater ability to invest in foreign securities of the Acquiring Fund.

•	The Growth Equity Fund is, and the Acquiring Fund is expected to be, classified in the Large Growth category by Morningstar, Inc.

•	The Growth Equity Fund has experienced inconsistent performance and a declining asset base over recent years, although at approximately $532 million in assets as of July 31, 2012, it is larger than the Acquiring Fund, whose predecessor, the Keystone Fund, had approximately $330 million in assets as of that date.

•	While recognizing that past performance is not a guarantee of future results, the performance of Class I shares of the Acquiring Fund (as the successor of the Keystone Fund) has been superior to the Growth Equity Fund for each full calendar year since the Acquiring Fund’s inception on August 7, 2006, with the exception of calendar year 2008.

•	The agreement by New York Life Investments to contractually waive fees and/or reimburse expenses so that the Acquiring Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) applicable to the holders of Class A and Class I shares would not exceed the following percentages of average daily net assets: Class A, 1.34%; and Class I, 1.09%.

2

•	That, contingent upon the approval of the Reorganization, New York Life Investments has agreed to take certain actions so that shareholders of the Growth Equity Fund will not following the Reorganization experience an increase in Total Annual Fund Operating Expenses as shareholders of the Acquiring Fund. New York Life Investments has agreed to voluntarily waive and/or reimburse expenses so that the Acquiring Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) applicable to the holders of Class A and Class I shares, respectively, do not exceed: Class A, 1.17%; and Class I, 0.92%. These waivers will remain in effect until February 28, 2014, although this agreement would be voluntary and terminable at any time by New York Life Investments or the Board.

•	The expectation that the Acquiring Fund will achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

•	Growth Equity Fund shareholders will not pay any sales charges in connection with the Reorganization.

•	The costs of the Reorganization, except for brokerage fees, will be borne by New York Life Investments.

•	The impact of the portfolio turnover anticipated for the Growth Equity Fund in preparation for the Reorganization, and the fact that the Growth Equity Fund would bear the expenses associated with this turnover, which are likely to be significant. The Board took into consideration estimates from New York Life Investments that as much as 80% of the Growth Equity Fund’s portfolio securities would be turned over as a result of these transactions, which could potentially result in brokerage fees and related expenses that are estimated to be up to $300,000, or 0.05% or more of the net assets of the Growth Equity Fund. The Board considered that this portfolio turnover would be in addition to the portfolio turnover that would be experienced by the Acquiring Fund after the Reorganization as a result of its normal investment operations. The Board took note of the turnover ratio of the predecessor to the Acquiring Fund, which during the fiscal year ended June 30, 2012 was 114% of the average value of the Acquiring Fund’s portfolio. The Board also took into consideration representations from New York Life Investments and Madison Square Investors that they intend to take reasonable efforts to minimize these transaction costs, while keeping in mind the proposed schedule for the Reorganization and their duties to shareholders of the Growth Equity Fund to seek best execution for trades in portfolio securities, among other factors.

•	The fact that, unlike the Growth Equity Fund, the Acquiring Fund will operate pursuant to a manager-of-managers structure that would permit, among other things, the Board to efficiently replace a subadvisor with a different, unaffiliated subadvisor without shareholder approval.

•	There is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction. In addition, prior to the Reorganization, the Board took into account the fact that the portfolio transactions anticipated in preparation for the Reorganization are expected to generate significant capital gains, based on market values as of the date of this Proxy Statement/Prospectus, which the Growth Equity Fund would distribute prior to the Reorganization to its shareholders along with all investment company taxable income, and net realized capital gains not previously distributed to shareholders, and such distributions of investment company taxable income and net realized capital gains will be taxable to shareholders who are not in a tax-qualified plan.

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•	The aggregate net asset value of the shares that shareholders of the Growth Equity Fund will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the Growth Equity Fund own immediately prior to the Reorganization, and that shareholders of the Growth Equity Fund will not be diluted as a result of the Reorganization.

Shareholders of the Growth Equity Fund also may wish to take these factors into consideration when determining whether to vote FOR the Reorganization.

The Board, including the Independent Trustees, concluded that, based upon a number of factors and determinations, including those summarized above, completion of the Reorganization is advisable and in the best interests of the Growth Equity Fund, and that the interests of the shareholders of the Growth Equity Fund will not be diluted with respect to net asset value as a result of the Reorganization. The Board of the Acquiring Fund concluded that completion of the Reorganization is advisable and in the best interests of the Acquiring Fund, and that the interests of the shareholders of the Acquiring Fund will not be diluted with respect to net asset value as a result of the Reorganization.

If the Reorganization is not approved by shareholders of the Growth Equity Fund, the Board will consider other alternatives, including the possibility of liquidating the Fund.

Board Recommendation

The Board recommends that you vote FOR the Reorganization.

Comparison of The Funds

Comparison of Investment Objectives and Principal Investment Strategies

The investment objective of each Fund is identical. The investment objective of the Funds is to seek long term growth of capital. Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

The following table shows the principal investment strategies of each Fund:

Growth Equity Fund	Acquiring Fund

The Growth Equity Fund normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities. The Growth Equity Fund invests generally in large capitalization stocks its Subadvisor believes will provide an opportunity for achieving superior relative portfolio returns (i.e., returns in excess of the Russell 1000® Growth Index) over the long term.

The Acquiring Fund invests primarily in equity securities of U.S. companies, the prospective earnings growth of which, in the opinion of its Subadvisor, is not fully appreciated by the market or reflected in current market valuations. The Subadvisor also looks for companies it believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth potential. U.S. companies are companies organized in the U.S. that trade primarily on U.S. securities markets. The Acquiring Fund may also invest in foreign companies. Generally, foreign companies are companies organized outside the U.S. and that trade primarily in non-U.S. securities markets.

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Growth Equity Fund	Acquiring Fund

Under normal circumstances, the Acquiring Fund will invest at least 80% of its assets in common stocks of large-capitalization growth companies. Large-capitalization growth companies are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000® Growth Index (which ranged from $220.32 million to $623.60 billion as of August 31, 2012). The Acquiring Fund generally will invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

Investment Process. The Subadvisor uses a “bottom-up” investment approach when selecting investments for the Fund. This means it bases investment decisions on company-specific factors, and not general economic conditions. In selecting stocks for the Fund, the Subadvisor uses a model that attempts to gain maximum exposure to attractive fundamentals that it believes drive U.S. large and mid-cap growth stocks in a disciplined, risk-controlled framework. The model ranks stocks based on traditional value measures, earnings quality and technical factors.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to trade a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer’s financial condition, and changes in the ranking of the security in the model. The Subadvisor engages in periodic rebalancing to align the portfolio with the model.

Investment Process. Normally, the Acquiring Fund holds between 35 and 55 securities. The 25 most highly regarded of these companies usually constitute approximately 70% or more of the Acquiring Fund’s net assets. Notwithstanding this focus, the Acquiring Fund has no policy to concentrate in securities of issuers in a particular industry or group of industries. Although the Acquiring Fund does not have a policy to concentrate its investments in any one industry, a large portion of its assets has historically been in technology companies which the Subadvisor believes offer strong growth potential.

During market declines, while adding to positions in favored stocks, the Acquiring Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Acquiring Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this process, the Subadvisor tends to add to positions on price weakness and sell into price strength, all else being equal and assuming long-term company fundamentals are intact. Risk is therefore increased during periods of weakness and reduced during periods of strength. The Subadvisor uses this active management strategy to attempt to add incremental performance while seeking to mitigate risk by utilizing a buy low, sell high discipline.

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Comparison of Fees and Expenses

Fees and Expenses of the Funds:

The following discussion compares the fees and expenses of the Funds before and after the Reorganization. Expenses of the Growth Equity Fund are as of June 30, 2012. Expenses of the Acquiring Fund are as of June 30, 2012 and estimate the expenses of the MainStay Cornerstone Growth Fund after giving effect to the Keystone Reorganization.

Because the Reorganization is contingent upon approval of the Keystone Reorganization, pro forma combined fees and expenses, which are as of June 30, 2012, show estimated expenses of the Acquiring Fund after giving effect to both the Reorganization and the Keystone Reorganization. Pro forma combined fees and expenses are estimated in good faith and are hypothetical.

It is important to note that if the Reorganization is implemented, shareholders of the Growth Equity Fund will be subject to the actual fee and expense structures of the Acquiring Fund, which may not be the same as the pro forma combined fees and expenses. Future fees and expenses may be greater or lesser than those indicated below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. This amount may vary depending on the MainStay Fund in which you invest.

Class A	MainStay Cornerstone Growth Fund	MainStay Growth Equity Fund	MainStay Cornerstone Growth Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds) (1)	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees (2) (3)	0.70%	0.70%	0.69%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.37%	0.22%	0.28%
Total Annual Fund Operating Expenses (4)	1.32%	1.17%	1.22%
(1)	A contingent deferred sales charge on certain redemptions of Class A or Investor Class shares effected within one year of the date of purchase.
(2)	The management fee for the MainStay Cornerstone Growth Fund is an annual percentage of the Fund’s average net assets as follows: 0.70% on assets up to $500 million; 0.675% on assets from $500 million to $1 billion; and 0.65% on assets in excess of $1 billion.
(3)	The management fee for MainStay Growth Equity Fund is an annual percentage of the Fund’s average net assets as follows: 0.70% on assets up to $500 million and 0.675% on assets in excess of $500 million.
(4)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the MainStay Cornerstone Growth Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 1.34% of its average daily net assets. This agreement will remain in effect for a two-year period commencing on the closing date of the Keystone Reorganization, unless extended by New York Life Investments and approved by the Board.

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Class B	MainStay Cornerstone Growth Fund	MainStay Growth Equity Fund	MainStay Cornerstone Growth Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	5.00%	5.00%	5.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees (1) (2)	0.70%	0.70%	0.69%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.63%	0.48%	0.47%
Total Annual Fund Operating Expenses	2.33%	2.18%	2.16%
(1)	The management fee for the MainStay Cornerstone Growth Fund is an annual percentage of the Fund’s average net assets as follows 0.70% on assets up to $500 million; 0.675% on assets from $500 million to $1 billion; and 0.65% on assets in excess of $1 billion.
(2)	The management fee for MainStay Growth Equity Fund is an annual percentage of the Fund’s average net assets as follows: 0.70% on assets up to $500 million and 0.675% on assets in excess of $500 million.

Class C	MainStay Cornerstone Growth Fund	MainStay Growth Equity Fund	MainStay Cornerstone Growth Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees (1) (2)	0.70%	0.70%	0.69%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.63%	0.48%	0.47%
Total Annual Fund Operating Expenses	2.33%	2.18%	2.16%
(1)	The management fee for the MainStay Cornerstone Growth Fund is an annual percentage of the Fund’s average net assets as follows 0.70% on assets up to $500 million; 0.675% on assets from $500 million to $1 billion; and 0.65% on assets in excess of $1 billion.
(2)	The management fee for MainStay Growth Equity Fund is an annual percentage of the Fund’s average net assets as follows: 0.70% on assets up to $500 million and 0.675% on assets in excess of $500 million.

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Class I	MainStay Cornerstone Growth Fund	MainStay Growth Equity Fund	MainStay Cornerstone Growth Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees (1) (2)	0.70%	0.70%	0.69%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.37%	0.22%	0.28%
Total Annual Fund Operating Expenses (3)	1.07%	0.92%	0.97%
(1)	The management fee for the MainStay Cornerstone Growth Fund is an annual percentage of the Fund’s average net assets as follows 0.70% on assets up to $500 million; 0.675% on assets from $500 million to $1 billion; and 0.65% on assets in excess of $1 billion.
(2)	The management fee for MainStay Growth Equity Fund is an annual percentage of the Fund’s average net assets as follows: 0.70% on assets up to $500 million and 0.675% on assets in excess of $500 million.
(3)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of the Class A shares of the MainStay Cornerstone Growth Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class A shares do not exceed 1.09% of its average daily net assets. This agreement will remain in effect for a two-year period commencing on the closing date of the Keystone Reorganization, unless extended by New York Life Investments and approved by the Board.

Investor Class	MainStay Cornerstone Growth Fund	MainStay Growth Equity Fund	MainStay Cornerstone Growth Fund Pro Forma Combined
Shareholder Fees (fees paid directly from shareholder’s investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds) (1)	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees (2) (3)	0.70%	0.70%	0.69%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.63%	0.48%	0.47%
Total Annual Fund Operating Expenses	1.58%	1.43%	1.41%
(1)	A contingent deferred sales charge on certain redemptions of Class A or Investor Class shares effected within one year of the date of purchase.
(2)	The management fee for the MainStay Cornerstone Growth Fund is an annual percentage of the Fund’s average net assets as follows 0.70% on assets up to $500 million; 0.675% on assets from $500 million to $1 billion; and 0.65% on assets in excess of $1 billion.
(3)	The management fee for MainStay Growth Equity Fund is an annual percentage of the Fund’s average net assets as follows: 0.70% on assets up to $500 million and 0.675% on assets in excess of $500 million.

Example:

The Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods ended June 30, 2012 and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be:

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MainStay Cornerstone Growth Fund

Expenses After	Investor Class	Class A	Class B		Class C		Class I
			Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$702	$677	$236	$736	$236	$336	$109
3 Years	$1,021	$945	$727	$1,027	$727	$727	$340
5 Years	$1,363	$1,234	$1,245	$1,445	$1,245	$1,245	$590
10 Years	$2,325	$2,053	$2,479	$2,479	$2,666	$2,666	$1,306

MainStay Growth Equity Fund

Expenses After	Investor Class	Class A	Class B		Class C		Class I
			Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$688	$663	$221	$721	$221	$321	$94
3 Years	$978	$901	$682	$982	$682	$682	$293
5 Years	$1,289	$1,158	$1,169	$1,369	$1,169	$1,169	$509
10 Years	$2,169	$1,892	$2,323	$2,323	$2,513	$2,513	$1,131

MainStay Cornerstone Growth Fund Pro Forma Combined

Expenses After	Investor Class	Class A	Class B		Class C		Class I
			Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period
1 Year	$686	$667	$219	$719	$219	$319	$99
3 Years	$972	$916	$676	$976	$676	$676	$309
5 Years	$1,279	$1,183	$1,159	$1,359	$1,159	$1,159	$536
10 Years	$2,148	$1,946	$2,303	$2,303	$2,493	$2,493	$1,190

Comparison of Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Growth Equity Fund’s portfolio turnover rate was 112% while the portfolio turnover rate for the Acquiring Fund was 114%.

Comparison of Purchase, Exchange, Selling Shares and Valuation of Shares

Each Fund offers the following classes of shares: Investor Class, Class A, Class B, Class C and Class I. The Acquiring Fund also offers Class R2 shares, but they are not part of the Reorganization.

The procedures for selling shares and valuation of shares of the Growth Equity Fund and the Acquiring Fund are identical.

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Federal Tax Consequences

As a condition to the closing of the Reorganization, the Growth Equity Fund and Acquiring Fund will have received from Dechert LLP, legal counsel to the Funds and the Funds’ Independent Trustees, an opinion to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, no gain or loss will be recognized by the Growth Equity Fund or the shareholders of the Growth Equity Fund as a result of the Reorganization, and the aggregate tax basis of the Acquiring Fund shares received by each Growth Equity Fund shareholder will be the same as the aggregate tax basis of the shares of the Growth Equity Fund exchanged therefor.

Principal Risks

Because of their identical investment objectives and similar principal investment strategies, the Growth Equity Fund and the Acquiring Fund are subject to similar principal risks associated with an investment in the relevant Fund, although there are certain differences, as shown below.

The following describes the principal risks that are common to both Funds.

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility. Such market conditions tend to add significantly to the risk of short-term volatility in the net asset value of the Fund’s shares. Additionally, during periods of market stress, a company’s access to adequate financing may be impaired, requiring it to raise capital on terms which could dilute the value of the Fund’s investment.

Management Risk: The investment strategies, practices and risk analysis used by the Fund’s Subadvisor may not produce the desired results.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers’ ability to anticipate such changes that can adversely affect the value of the Fund’s holdings. Opportunity for greater gain often comes with greater risk of loss.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The following describes a principal risk that is unique to the Growth Equity Fund.

Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

The following describes the principal risks that are unique to the Acquiring Fund.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets, as well as political and economic developments in foreign countries, may affect the value of the Fund’s investments in foreign securities. Foreign securities may also subject the Fund’s investments to changes in currency rates.

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Concentrated Portfolio Risk: Because the Fund invests in relatively few holdings, a larger percentage of its assets may be invested in a particular issuer or in fewer companies than is typical of other mutual funds. This may increase volatility. The Fund will be more susceptible to adverse economic, political, regulatory or market developments affecting a single issuer.

Technology Stock Risk: The Fund may focus its investments in technology companies. Technology companies are subject to risks such as those relating to the potential rapid obsolescence of technology, failure of the market to accept new technologies and difficulty obtaining financing for necessary research and development or expansion.

You will find additional descriptions of specific risks in the Acquiring Fund’s prospectus which is incorporated herein by reference.

Investment Restrictions

In addition to the investment objectives and principal investment strategies described above, each Fund has adopted certain fundamental and non-fundamental investment policies. Fundamental investment policies may only be changed by a vote of a Fund’s shareholders, while the Board has the ability to change non-fundamental policies without a shareholder vote. Please refer to Appendix D for a summary of these fundamental and non-fundamental policies.

Material Differences in the Rights of Fund Shareholders

Each Fund is a series of MainStay Funds Trust, a Delaware statutory trust. Therefore, there are no differences in the rights of shareholders of each Fund.

Information About the Reorganization

The following summary of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix A and is incorporated herein by reference.

General

Under the Reorganization Agreement, the Growth Equity Fund will transfer its assets to the Acquiring Fund in exchange for all of the liabilities of the Growth Equity Fund and shares of the Acquiring Fund. Shares of the Acquiring Fund issued to the Growth Equity Fund will have an aggregate NAV equal to the aggregate NAV of the Growth Equity Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date (as defined in Appendix A) of the Reorganization (“Valuation Time”). Upon receipt by the Growth Equity Fund of the shares of the Acquiring Fund, the Growth Equity Fund will distribute the shares to its shareholders, and thereafter the Growth Equity Fund will be terminated as a series of MainStay Funds Trust under Delaware state law.

The distribution of Acquiring Fund shares to Growth Equity Fund shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of each Growth Equity Fund shareholder and transferring to those shareholder accounts shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the respective pro rata number of shares that the Growth Equity Fund is to receive under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

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No sales charge or fee of any kind will be assessed to Growth Equity Fund shareholders in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, the Acquiring Fund will acquire the assets of the Growth Equity Fund on the Closing Date in consideration for the assumption of the liabilities of the Growth Equity Fund and shares of the Acquiring Fund.

On the Closing Date, the Growth Equity Fund will transfer to the Acquiring Fund its assets in exchange solely for shares of the Acquiring Fund that are equal in value to the value of the net assets of the Growth Equity Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Funds, and the assumption by the Acquiring Fund of the liabilities of the Growth Equity Fund. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, it is expected that the Growth Equity Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

The Growth Equity Fund expects to distribute the shares of the Acquiring Fund to the shareholders of the Growth Equity Fund promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the Growth Equity Fund will be redeemed in accordance with applicable state law and the charter of the Growth Equity Fund. Thereafter, the Growth Equity Fund will be terminated as a series of MainStay Funds Trust under Delaware law.

Each Fund has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the Growth Equity Fund and Acquiring Fund, respectively, are conditioned upon, among other things:

•	the approval of the Reorganization by the Growth Equity Fund’s shareholders;

•	the approval of the Keystone Reorganization by the shareholders of the Keystone Fund;

•	the approval of the VP Growth Equity Proposals by the shareholders of the VP Growth Equity Portfolio;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

•	the effectiveness under applicable law of the registration statement of which this Proxy Statement forms a part, and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

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•	the declaration of a dividend by the Growth Equity Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

The Reorganization Agreement may be terminated or amended by the mutual consent of the Funds, either before or after approval thereof by the shareholders of the Growth Equity Fund.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”). As a condition to the closing of the Reorganization, the Growth Equity Fund and Acquiring Fund will receive a legal opinion from Dechert LLP substantially to the effect that for federal income tax purposes:

(1)	The transfer of the Growth Equity Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of the Growth Equity Fund’s liabilities, followed by a distribution of those shares to the shareholders of the Growth Equity Fund and the termination of the Growth Equity Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

(2)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Growth Equity Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Growth Equity Fund;

(3)	The basis in the hands of the Acquiring Fund of the assets of the Growth Equity Fund transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such assets in the hands of the Growth Equity Fund immediately prior to the transfer;

(4)	The holding periods of the assets of the Growth Equity Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Growth Equity Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset);

(5)	No gain or loss will be recognized by the Growth Equity Fund upon the transfer of the Growth Equity Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Growth Equity Fund, or upon the distribution (whether actual or constructive) by the Growth Equity Fund of shares of the Acquiring Fund to the shareholders of the Growth Equity Fund in liquidation;

(6)	The shareholders of the Growth Equity Fund will not recognize a gain or loss upon the exchange of their shares of the Growth Equity Fund solely for shares of the Acquiring Fund as part of the Reorganization;

(7)	The aggregate basis of the shares of the Acquiring Fund that the shareholders of the Growth Equity Fund receive in connection with the Reorganization will be the same as the aggregate basis of their respective shares in the Growth Equity Fund exchanged therefor;

(8)	The holding period for the shares of the Acquiring Fund that a shareholder of the Growth Equity Fund receives in the Reorganization will include the period for which it held the shares of the Growth Equity Fund exchanged therefor, provided that on the date of the exchange it held such shares of the Growth Equity Fund as capital assets; and

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(9)	The opinion will be based on certain factual certifications made by the Growth Equity Fund and the Acquiring Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service (“IRS”) could disagree with counsel’s opinion. Opinions of counsel are not binding upon the IRS or the courts.

Dechert LLP will express no view with respect to the effect of the Reorganization on any transferred assets as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof, or (ii) upon the transfer of such assets regardless of whether such a transfer would otherwise be a non-taxable transaction.

Prior to the closing of the Reorganization, the Growth Equity Fund will, and the Acquiring Fund may, declare a distribution to shareholders that together with all previous distributions will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions will be taxable to shareholders that are not in a tax-qualified plan, and are expected to be significant based on market values as of the date of this Proxy Statement/Prospectus.

The Acquiring Fund’s ability to carry forward and use pre-Reorganization capital losses of either the Acquiring Fund or the Growth Equity Fund may be limited. Under Section 381 of the Code, for the taxable year ending after the Closing Date of the Reorganization, only that percentage of the Acquiring Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) as corresponds to the portion of its year that remains following the Reorganization can be reduced by capital loss carryforwards (including as otherwise limited) of the Growth Equity Fund. In addition, the loss limitation rules of Sections 382 and 383 of the Code will apply. First, one Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another Fund that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five calendar years. Second, a portion of a Fund’s pre-acquisition losses may become subject to an annual limitation on the amount that may be used to offset future gains, and in some cases, some portion of losses could be forfeited if they expire before being utilized. Third, any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, former shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

In addition, since the shareholders of the Growth Equity Fund will receive shares of the Acquiring Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund.

The realized and unrealized gains and losses of each of the Growth Equity Fund and the Acquiring Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each of the Growth Equity Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

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Based on data through June 30, 2012, the Reorganization is not expected to result in loss limitations and loss forfeitures. However, since the Reorganization is not expected to close until January 18, 2013, these limitations and any potential forfeitures may change significantly between now and the completion of the Reorganization. Further, a Fund’s ability to use a loss (even in the absence of Reorganization) depends on factors other than the loss limitations, such as future realization of capital gains or losses. In addition, absent the Reorganization, the Growth Equity Fund would be limited to using its capital loss carryforwards in each of the eight taxable years succeeding the loss year.

This description of the federal income tax consequences of the Reorganization does not take into account shareholders’ particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

Information About Management of the Funds

General

New York Life Investments is the investment manager to the Funds. New York Life Investments is located at 51 Madison Avenue, New York, New York 10010. In conformity with the stated policies of the Funds, New York Life Investments administers each Fund’s business affairs and manages the investment operations of each Fund and the composition of the portfolio of each Fund, subject to the supervision of the Board. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life Insurance Company. As of August 31, 2012, New York Life Investments and its affiliates managed approximately $349 billion in assets. The Reorganization will not result in a change of investment manager.

Madison Square Investors (“Madison Square Investors”) is the subadvisor to the Growth Equity Fund. Madison Square Investors is located at 1180 Avenue of the Americas, New York, New York 10036. Madison Square Investors was established in 2009 as an independent investment adviser and previously operated as an investment division of New York Life Investments. Madison Square Investors is an indirect, wholly-owned subsidiary of New York Life Insurance Company. As of August 31, 2012, Madison Square Investors managed approximately $10.7 billion in assets.

Upon completion of the Keystone Reorganization and the commencement of operations of the Acquiring Fund, Cornerstone LLC, a newly formed Delaware limited liability company, will serve as subadvisor to the Acquiring Fund and will be responsible for the day-to-day investment management activities of the Acquiring Fund. Cornerstone LLC was formed in 2012 and is privately held. However, subject to the terms and conditions of the Agreement, Madison Square Investors will acquire ownership of approximately 31.55% of the equity interests and 50.20% of the voting rights of Cornerstone LLC, and Cornerstone LLC will acquire all of the assets and liabilities of Cornerstone Inc. On future dates, and subject to the terms and conditions of the Agreement, Madison Square Investors shall purchase additional equity interests and voting rights of Cornerstone LLC.

Additionally, Madison Square Investors will provide legal, compliance, marketing and other administrative services to Cornerstone LLC. Cornerstone LLC will pay Madison Square Investors, from its own resources, an annual administrative fee based on the combined assets of the Acquiring Fund and VP Growth Equity Portfolio.

Unless waived by the parties thereto, the acquisition of equity and voting interests in Cornerstone LLC by Madison Square Investors is contingent upon approval by the relevant shareholders of: (i) the Reorganization; (ii) the Keystone Reorganization; and (iii) the MainStay VP Growth Equity Proposals.

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Harish Kumar (PhD and CFA) and Martin Mickus (CFA) are the portfolio managers for Growth Equity Fund.

Dr. Kumar has managed the Growth Equity Fund since 2005. Dr. Kumar is a Managing Director and Head of Growth Portfolios at Madison Square Investors. Dr. Kumar joined New York Life Investments’ Equity Investors Group, Madison Square Investors’ predecessor, in 2005. He received his PhD from Columbia University, his master’s degree from the University of Colorado-Boulder, and graduated with honors from Birla Institute of Technology and Science in Pilani, India, receiving a bachelor’s degree in mechanical engineering. Dr. Kumar is a CFA charterholder, and has 12 years of investment experience.

Mr. Mickus has managed the Growth Equity Fund since 2010. He is a Managing Director of Growth Portfolios at Madison Square Investors. Prior to joining Madison Square Investors in 2009, Mr. Mickus was a Portfolio Manager at Oppenheimer Capital from 1999 through 2009, where he managed numerous growth strategies. Mr. Mickus earned his MBA from Vanderbilt University and his BS in Finance from Syracuse University. Mr. Mickus is a CFA charterholder, and has 18 years of investment experience.

Thomas G. Kamp (CFA) is the portfolio manager for the Acquiring Fund.

Thomas G. Kamp has managed the Acquiring Fund since inception. He is the President, Portfolio Manager and Chief Investment Officer of Cornerstone LLC. Mr. Kamp joined Cornerstone Inc. in 2006 after thirteen years with Alliance Capital Management where he was a Senior Vice President and Portfolio Manager within the Large Capitalization Growth Equity Group. He earned an MBA in Finance from Northwestern University and a BSME with a minor in Applied Mathematics, graduating summa cum laude from Southern Methodist University and is a CFA charterholder.

The Statement of Additional Information for each Fund provides additional information regarding the portfolio managers’ compensation, other accounts managed by these portfolio managers and their ownership of shares of the Funds.

For the fiscal year ended October 31, 2011, the Growth Equity Fund paid New York Life Investments an effective management fee of 0.70% for services performed as a percentage of the average daily net assets. The Acquiring Fund was not in existence on October 31, 2011, and, therefore, did not pay New York Life Investments a management fee for that period.

The Acquiring Fund will not commence operations until after the completion of the Keystone Reorganization, on or about January 11, 2013. Therefore, the Acquiring Fund has made no payments to New York Life Investments.

Important Information Regarding Manager-of-Managers Exemptive Order

The Board, on behalf of either the Growth Equity Fund or the Acquiring Fund, may terminate any subadvisor without shareholder approval. The Board may replace any investment adviser or subadvisor of the Growth Equity Fund with any other party only with the approval of shareholders.

New York Life Investments and the registered funds that it manages, including the Acquiring Fund, have obtained an exemptive order (the “Order”) from the SEC permitting New York Life Investments, on behalf of the Acquiring Fund and subject to the approval of the Board, including a majority of the Board members who are not “interested persons” (as the term is defined in the 1940 Act) of MainStay Funds Trust, to hire or replace unaffiliated subadvisors and to modify any existing or future Subadvisory agreement with an unaffiliated subadvisor without shareholder approval, subject to the approval by fund shareholders of this arrangement. The initial sole shareholder of the Acquiring Fund has approved this manager-of-managers arrangement, but the shareholders of the Growth Equity Fund have not.

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The Order grants MainStay Funds Trust and New York Life Investments an exemption from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder to the extent necessary to permit New York Life Investments and the MainStay Funds Trust, on behalf of the Acquiring Fund, and without the approval of shareholders, to: (a) engage new or additional unaffiliated subadvisors; (b) enter into and modify existing Subadvisory agreements with unaffiliated subadvisors; or (c) replace subadvisors with unaffiliated subadvisors.

Please note that the Acquiring Fund will be subadvised by Cornerstone LLC. As a result of Madison Square Investors’ acquisition of an interest in Cornerstone LLC contemporaneously with the closing of the Reorganization, Cornerstone LLC will be an “affiliated person,” as that term is defined in Section 2(a)(3) of the 1940 Act, of New York Life Investments and the Acquiring Fund. Therefore, at this time, New York Life Investments may not rely on the terms of the Order to replace Cornerstone LLC as subadvisor to the Acquiring Fund with another party affiliated with New York Life Investments without shareholder vote. However, the Acquiring Fund and New York Life Investments may seek SEC exemptive relief from this requirement in the future (or rely on relief obtained by an affiliate or on any further SEC rule adopted in the future), which would permit New York Life Investments and the Acquiring Fund to enter into or to materially amend, Subadvisory agreements with affiliated subadvisors without obtaining shareholder approval.

The Order contains certain conditions that require: (i) MainStay Funds Trust to make certain disclosures in its prospectuses regarding the existence, substance and effect of the order; (ii) MainStay Funds Trust to provide an information statement to shareholders containing details about a subadvisor, the Subadvisory agreement, and certain aggregate Subadvisory fee information within 90 days of hiring a new subadvisor; (iii) Board to determine that any change in subadvisor is in the best interests of the Acquiring Fund; (iv) no Board Member or Officer of the Acquiring Fund to own any interest in a subadvisor, subject to certain exceptions; (v) New York Life Investments not to enter into a Subadvisory agreement with any affiliated subadvisor without shareholder approval; (vi) before a fund may rely on the Order, the operation of that fund pursuant to the Order must be approved by a majority of the fund’s outstanding voting securities, or, in the case of a newly-created fund, the initial shareholder(s) of the fund; and (vii) at all times, a majority of the Board will not be “interested persons” of MainStay Funds Trust within the meaning of the 1940 Act and the nomination of new or additional Board Members that are not “interested persons” will be at the discretion of the then existing Board Members that are not “interested persons.”

Use of the Order provides New York Life Investments and the Board with increased flexibility to recommend, supervise, evaluate, and change subadvisors without incurring the significant delay and expense associated with obtaining prior shareholder approval. This permits the Acquiring Fund to operate more efficiently and cost-effectively. Without the Order, MainStay Funds Trust would be required to call and hold a shareholder meeting for the Acquiring Fund before it appoints an unaffiliated subadvisor or materially amends a Subadvisory agreement with an unaffiliated subadvisor. Each time a shareholder meeting is called, MainStay Funds Trust would be required to create and distribute proxy materials and solicit proxy votes from the Acquiring Fund’s shareholders. This process is time-consuming and costly and such costs would generally be borne by the Acquiring Fund, thereby reducing shareholders’ investment returns.

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New York Life Investments currently monitors the performance of all subadvisors. Also, New York Life Investments is currently responsible for recommending to the Board whether a Subadvisory agreement should be entered into or terminated. In determining whether to recommend to the Board the termination of a Subadvisory agreement, New York Life Investments considers several factors, including the subadvisor’s performance record while managing a particular fund. When a shareholder invests in the Acquiring Fund, he or she effectively hires New York Life Investments to manage the assets of the Acquiring Fund, either directly or via a subadvisor under New York Life Investments’ supervision. Therefore, the Board believes that shareholders already expect that New York Life Investments and the Board will take responsibility for overseeing any subadvisors engaged for the Acquiring Fund and for recommending whether a particular subadvisor should be hired, terminated, or replaced.

The Board oversees the selection and engagement of subadvisors. Further, the Board will evaluate and consider for approval all new Subadvisory agreements and all amendments to existing agreements. Finally, under the 1940 Act and the terms of the individual Subadvisory agreements, the Board is required to review and consider each of the Subadvisory agreements for renewal annually, after the expiration of the initial two-year term. Prior to entering into, renewing, or amending a Subadvisory agreement, New York Life Investments and the relevant subadvisor have a legal duty to furnish the Board with such information as may reasonably be necessary to evaluate the terms of the agreement.

The Order does not affect the amount of management fees the Acquiring Fund would pay to New York Life Investments. When entering into and amending Subadvisory agreements, New York Life Investments has negotiated and will continue to negotiate fees paid to the subadvisors for their services. The fees paid to New York Life Investments by the Acquiring Fund would be considered by the Board in approving and renewing the advisory and Subadvisory agreements.

Compensation to Dealers

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Acquiring Fund and shareholders. Such compensation may vary depending upon the amount invested and the amount of time that shares are held and/or the services provided.

•	NYLIFE Distributors LLC (“Distributor”) pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified financial intermediary firms for providing certain shareholder services.
•	The Distributor pays sales concessions to financial intermediary firms, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to financial intermediary firms as a sales concession.
•	The Distributor or an affiliate, from its/their own resources, may pay a finder’s fee or other compensation up to 1.00% of the purchase price of Investor Class or Class A shares, sold at NAV, to financial intermediary firms at the time of sale.
•	The Distributor pays a sales concession of up to 4.00% on purchases of Class B shares to financial intermediary firms from its own resources at the time of sale.
•	The Distributor pays a sales concession of up to 1.00% on purchases of Class C shares to financial intermediary firms from its own resources at the time of sale.
•	In addition to the payments described above, the Distributor, from its own resources or from those of an affiliate, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of the Acquiring Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.25% on new sales and/or up to 0.20% annually on assets held.
•	The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers. The Distributor, from its own resources or from those of an affiliate, also may reimburse financial intermediary firms in connection with their marketing activities supporting the MainStay Funds.

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•	The Distributor or an affiliate may make payments to financial intermediary firms that provide sub-transfer agency and other administrative services in addition to supporting distribution of the MainStay Funds. A portion of these fees may be paid from the Distributor’s or its affiliate’s own resources.
•	Wholesaler representatives of the Distributor communicate with financial intermediary firms on a regular basis to educate financial advisers about the MainStay Funds and to encourage the sale of MainStay Fund shares to their clients. The Distributor, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with these efforts, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the MainStay Funds, which may vary based on the type of Fund being promoted and/or which financial intermediary firm is listed on the account.

Although the Acquiring Fund may use financial firms that sell its shares to execute brokerage transactions for its portfolio, the Acquiring Fund, New York Life Investments and Cornerstone LLC do not consider the sale of the Acquiring Fund’s shares as a factor when choosing financial firms to effect brokerage transactions.

Payments made from the Distributor’s or an affiliate’s resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisers may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of MainStay Fund shares.

Past Performance of the Funds

MainStay Cornerstone Growth Fund

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund’s average annual total returns (before and after taxes) for the one-year period, five-year period and life of the Fund compare to those of two broad-based securities market indices. The Fund has selected the Russell 1000® Growth Index as its primary benchmark. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund has selected the S&P 500® Index as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance figures for Class A and Class I shares reflect the historical performance of the Class A and Class I shares of the Keystone Large Cap Growth Fund (the predecessor to the Fund, which was subject to a different fee structure), for periods prior to January 18, 2013. Performance data for the classes varies based on differences in their fee and expense structures and the length of time these share classes have been offered. The Fund commenced operations, and Class A shares were first offered, on August 7, 2006. Class I shares were first offered on November 2, 2009. Investor Class shares, Class B shares and Class C shares were first offered on January 18, 2013 and include the historical performance of Class A shares through January 17, 2013.

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Performance information for Investor Class shares, Class B shares and Class C shares have been adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer class might have been different. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

Annual Returns, Class A Shares

(by calendar year 2007-2011)

Best and Worst Quarterly Returns

Best Quarter
3Q/10	18.72%
Worst Quarter
4Q/08	-20.96%

As of September 15, 2012, the Class A shares of the Fund had a year-to-date return of 20.80%.

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Average Annual Total Returns (for the period ended December 31, 2011)

	1 Year	5 Years	Life of Fund
Return Before Taxes
Investor Class	-5.97%	0.67%	2.91%
Class A	-5.97%	0.67%	2.91%
Class B	-6.18%	0.66%	3.05%
Class C	-2.23%	1.05%	3.21%
Class I	-0.25%	—	11.00%*
Return After Taxes on Distributions
Class A	-6.70%	-0.03%	2.21%
Return After Taxes on Distributions and Sale of Fund Shares
Class A	-2.99%	0.28%	2.19%
Russell 1000® Growth Index (reflects no deductions for fees, expenses, or taxes)	2.64%	2.50%	4.57%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)	2.11%	-0.25%	1.90%

* Reflects performance from November 2, 2009.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MainStay Growth Equity Fund

The following bar chart and tables indicate some of the risks of investing in the Growth Equity Fund. The bar chart shows you how the Growth Equity Fund’s calendar year performance has varied over the life of the Growth Equity Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Growth Equity Fund’s average annual total returns (before and after taxes) for the one-year period, five-year period and life of the Acquiring Fund compare to those of a broad-based securities market index. The Growth Equity Fund has selected the Russell 1000® Growth Index as its primary benchmark. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on November 4, 2005. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in fees and expenses. Unadjusted, the performance shown for the newer class might have been different. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit mainstayinvestments.com for more recent performance information.

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Annual Returns, Class I Shares

(by calendar year 2006-2011)

Best and Worst Quarterly Returns

Best Quarter
3Q/09	13.43%
Worst Quarter
4Q/08	-21.64%

Average Annual Total Returns (for the period ended December 31, 2011)

	1 Year	5 Years	Life of Fund
Return Before Taxes
Investor Class	-7.54%	-1.40%	0.74%
Class A	-7.36%	-1.25%	0.86%
Class B	-7.74%	-1.42%	0.90%
Class C	-3.85%	-1.03%	0.90%
Class I	-1.61%	0.18%	2.08%
Return After Taxes on Distributions
Class I	-1.61%	0.11%	2.00%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	-1.04%	0.14%	1.77%
Russell 1000® Growth Index (reflects no deductions for fees, expenses, or taxes)	2.64%	2.50%	3.89%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Additional Information About MainStay Cornerstone Growth Fund and MainStay Growth Equity Fund

Information about the Acquiring Fund is included in its prospectus and SAI. Information about the Growth Equity Fund is included its prospectus and SAI. Information about the Acquiring Fund and the Growth Equity Fund is included in their most recent Annual Reports.

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Copies of these documents and any subsequently released shareholder reports are available upon request and without charge by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the internet on the Funds’ website at mainstayinvestments.com. Please review this important information carefully.

MainStay Funds Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Room, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates, or on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Financial Highlights

The fiscal year end for the Acquired Fund is October 31. The fiscal year end for the Acquiring Fund is June 30.

The financial highlights of the Acquiring Fund shares contained in Appendix E have been derived from financial statements audited by the independent registered public accounting firm for Keystone Large Cap Growth Fund, which is a different firm from the independent registered public accounting firm for the Acquiring Fund.

Forms of Organization

Each Fund is a diversified series of MainStay Funds Trust, an open-end management investment company registered with the SEC that is organized as a Delaware statutory trust. Each Fund is governed by a Board consisting of eight members, seven of whom are “non-interested” persons as defined in the 1940 Act. For more information on the history of the Funds, please see the SAI.

Distributor

NYLIFE Distributors LLC, whose address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the distributor to the Funds.

Custodian and Sub-Administrator

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 (“State Street”) serves as the Custodian for each Fund’s assets. State Street also provides sub-administration and sub-accounting services for the Funds. These services include, among other things, calculating daily NAVs of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Funds’ administrative operations. For providing these non-custody services to the Funds, State Street is compensated by New York Life Investments. Custodian fees and expenses are paid by the Funds.

Security Ownership of Management and Principal Shareholders

As of the Record Date, the current officers and Trustees of each Fund, in the aggregate, owned less than 1% of the outstanding shares of any class of either Fund. A list of the 5% shareholders of each of the Funds as of the Record Date is contained in Appendix F.

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CAPITALIZATION

Only shareholders of record at the close of business on Record Date will be entitled to receive notice of, and to vote at, the Meeting.

The following table shows the capitalization of the Acquiring Fund and the Growth Equity Fund as of June 30, 2012, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma net asset values per share assume the issuance of shares of the Growth Equity Fund, which would have occurred at June 30, 2012 in connection with the proposed Reorganization. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Growth Equity Fund on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

	As of June 30, 2012
	Acquiring Fund*	Growth Equity Fund	Pro Forma Adjustments	Acquiring Fund Pro Forma Combined After Reorganization

Net Assets
Investor Class	$—	$233,421,760	$—	$233,421,760
Class A	$35,679,649	$229,979,920	$—	$265,659,569
Class B	$—	$66,930,479	$—	$66,930,479
Class C	$—	$4,009,182	$—	$4,009,182
Class I	$289,136,020	$819,994	$—	$289,956,014

Net Asset Value Per Share
Investor Class	$—	$11.91	$—	$29.41
Class A	$29.41	$11.99	$—	$29.41
Class B	$—	$11.39	$—	$29.41
Class C	$—	$11.39	$—	$29.41
Class I	$29.63	$12.11	$—	$29.63

Shares Outstanding
Investor Class	—	19,590,752	(11,653,936)	7,936,816
Class A	1,213,257	19,185,741	(11,366,031)	9,032,967
Class B	—	5,878,000	(3,602,227)	2,275,773
Class C	—	352,062	(215,742)	136,320
Class I	9,756,920	67,738	(38,765)	9,785,893

* As of the date of this Proxy Statement/Prospectus, the Acquiring Fund’s Investor class, Class B and Class C shares have not yet commenced operations. Accordingly, there are not currently any Net Assets, Net Asset Value Per Share and Shares Outstanding for the Acquiring Fund’s Investor class, Class B and Class C shares. Investor class, Class B and Class C shares of the Acquiring Fund will not commence operations until January 18, 2013 and will include the historical performance of Class A shares through January 17, 2013.

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OTHER BUSINEss

The Board does not intend to present any other business at the Meeting with respect to the Growth Equity Fund or Acquiring Fund. If, however, any other matters are properly brought before the Special Meeting, the persons named on the accompanying proxy card will vote thereon in accordance with their best judgment.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders who wish to communicate with the Board should send communications in writing to the attention of the Secretary of MainStay Funds Trust at 51 Madison Avenue, New York, New York 10011, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

VOTING INFORMATION

General

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board, on behalf of the Growth Equity Fund to be used at the Special Meeting. This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Growth Equity Fund on or about November 9, 2012. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting, or any adjournment or postponement thereof. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to the Reorganization, such proxy will be voted “FOR” the Reorganization and in the discretion of the proxy holder with regard to any other proposal. Shareholders may also authorize your proxy on the Internet or by telephone, as described in the enclosed proxy card.

A proxy may be revoked at any time on or before the Special Meeting by: (1) written notice to the Secretary of MainStay Funds Trust at the address on the cover of this Proxy Statement; (2) delivering to MainStay Funds Trust a proxy with a later date; or (3) by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization.

Proxy Solicitor

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of NYLIM Service Company LLC (“NYLIM Service Company”), the Growth Equity Fund’s transfer agent and an affiliate of New York Life Investments, or by proxy soliciting firms retained by the Growth Equity Fund. [______________], (“____”), a proxy solicitor, has been retained to assist in the solicitation of proxy cards primarily by contacting shareholders by telephone and facsimile. By contract with [_____], among other things, [_____] will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing laws.

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As the meeting date approaches, shareholders of the Growth Equity Fund may receive a call from a representative of NYLIM Service Company or [_____] (each a “Solicitor”), if the Growth Equity Fund has not yet received their votes. Authorization to permit a Solicitor to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Growth Equity Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, a Solicitor is required to obtain information from the shareholder to verify the shareholder’s identity and authority to vote the shares (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received this Proxy Statement in the mail.

Reorganization Expenses and Related Costs

If the shareholder information solicited agrees with the information provided to the Solicitor by the Growth Equity Fund, the Solicitor has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder’s instructions on each proposal. The Solicitor, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, the Solicitor will send the shareholder a letter confirming the shareholder’s vote and asking the shareholder to call a Solicitor immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, or other similar expenses, but not including brokerage costs, incurred in connection with the completion of the Reorganization will be borne by New York Life Investments and are expected to range from $[___] to $[___].

Costs associated with any portfolio adjustments that would occur between the time of shareholder approval of the Reorganization and the Closing Date will be borne by the Growth Equity Fund. Portfolio turnover related to the Reorganization is anticipated to be as high as 80%. This turnover would be in addition to the normal portfolio turnover that would be experienced by the Acquiring Fund after the Reorganization as a result of its normal investment operations. The turnover ratio of the predecessor to the Acquiring Fund, which during the fiscal year ended June 30, 2012, was 114% of the average value of the Acquiring Fund’s portfolio. The portfolio turnover anticipated to be necessary as a result of the Reorganization could potentially result in brokerage fees and related expenses that are estimated to be up to $300,000, or 0.05% or more of the net assets of the Growth Equity Fund.

Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

Quorum Requirement

A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposal. The presence in person or by proxy of thirty-three and one-third percent (33-1/3%) of the shares of the Growth Equity Fund entitled to vote shall constitute a quorum at the Special Meeting.

Vote Required

Approval of the Reorganization will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Growth Equity Fund, which is defined in the 1940 Act as the lesser of: (a) 67% or more of the voting securities of the Growth Equity Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Growth Equity Fund are present in person or by proxy, or (b) more than 50% of the outstanding voting securities of the Growth Equity Fund. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

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Effect of Abstentions and Broker “Non-Votes”

The Growth Equity Fund expects that, before the Special Meeting, broker/dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. Abstentions and broker non-votes will not, however, be counted as votes “FOR” the Reorganization. Therefore, abstentions and broker non-votes will have the effect of a “NO” vote with respect to the Reorganization.

Adjournment

If a quorum is not present at the Special Meeting, if a quorum is present but sufficient votes to approve the Reorganization have not been received at the time of the Special Meeting, or for any other reason consistent with applicable law, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies that may be voted in favor of the Reorganization and will vote against any such adjournment with respect to those proxies which have been voted against the Reorganization.

Future Shareholder Proposals

A shareholder may request inclusion of certain proposals for action in MainStay Funds Trust’s proxy statement and on MainStay Funds Trust’s proxy card for shareholder meetings, which the shareholder intends to introduce at such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to MainStay Funds Trust at 51 Madison Avenue, New York, New York 10010. Any shareholder proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to shareholders in order to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. MainStay Funds Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or MainStay Funds Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE GROWTH EQUITY FUND APPROVE THE REORGANIZATION.

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APPENDIX A

The Form of Agreement and Plan of Reorganization has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Growth Equity Fund or the Acquiring Fund. Accordingly, shareholders should not rely on the representations and warranties in the Agreement and Plan of Reorganization as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Agreement and Plan of Reorganization may be revised from that shown here prior to its execution, and may be amended after its execution.

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

mainstay GROWTH EQuity fund

MainStay cornerstone growth FUND

The Board of Trustees of MainStay Funds Trust, a Delaware statutory trust, (the “Board”), deems it advisable that MainStay Cornerstone Growth Fund (the “Acquiring Fund”) and MainStay Growth Equity Fund (the “Acquired Fund”) engage in the reorganization described below. The Acquiring Fund and the Acquired Fund are each a series of MainStay Funds Trust.

This agreement is intended to be and is adopted as a plan of reorganization and liquidation (the “Plan”) within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Investor Class, Class A, Class B, Class C and Class I shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of an open-end, registered investment company of the management type and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board has determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

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1.          Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of all of the Acquired Fund’s Liabilities and the Liquidation of the Acquired Fund

1.1           Subject to the requisite approval of the Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its respective assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2           The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, “Assets”).

1.3           The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4           Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to its respective shareholders of record with respect to each class of shares, determined as of immediately after the close of business on the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders, respectively, shall, with respect to each class, be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”) of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

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1.5           Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s current prospectus.

1.6           Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“SEC”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date.

2.          Valuation

2.1           The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund, and valuation procedures established by the Board.

2.2           The net asset value of an Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, each as may be supplemented, and valuation procedures established by the Board.

2.3           The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Acquired Fund Shares, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the same class, determined in accordance with paragraph 2.2.

2.4           All computations of value shall be made by New York Life Investment Management LLC (“New York Life Investments”), in its capacity as administrator for the Acquired Fund and the Acquiring Fund, and shall be subject to confirmation by each Fund’s record keeping agent and by each Fund’s independent accountants.

3.          Closing and Closing Date

3.1           The Closing Date shall be on or about January 18, 2013 or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Plan (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices of the Funds or at such other time and/or place as the parties may agree.

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3.2           MainStay Funds Trust shall direct State Street Bank and Trust Company as custodian for the Acquired Fund (“Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, which Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”), in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

3.3           MainStay Funds Trust shall direct NYLIM Service Company LLC, in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund on the Closing Date, or provide other evidence satisfactory to the Acquired Fund as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4           In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Boards, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.          Representations and Warranties

4.1           Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer, MainStay Funds Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

(a)       The Acquired Fund is duly organized as a series of MainStay Funds Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under MainStay Funds Trust’s Declaration of Trust and By-Laws, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted; and

(b)       MainStay Funds Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)       No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and such as may be required by state securities laws;

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(d)       The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)       On the Closing Date, MainStay Funds Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, MainStay Funds Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)       MainStay Funds Trust is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of its Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which MainStay Funds Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MainStay Funds Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)       All material contracts or other commitments of the Acquired Fund (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)       Except as otherwise disclosed in writing to and accepted by MainStay Funds Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. MainStay Funds Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)       The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund dated October 31, 2011 have been audited by KPMG LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

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(j)       The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund dated April 30, 2012 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(k)       Since October 31, 2011, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (k), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(l)       On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(m)      For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(n)       All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by MainStay Funds Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares;

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(o)       The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Plan will constitute a valid and binding obligation of MainStay Funds Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(p)       The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(q)       The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement on Form N-14 and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2           Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of MainStay Funds Trust, MainStay Funds Trust on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

(a)       The Acquiring Fund is duly organized as series of MainStay Funds Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)       MainStay Funds Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act, is in full force and effect;

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(c)       No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)       The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)       On the Closing Date, MainStay Funds Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f)       The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of MainStay Funds Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which MainStay Funds Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MainStay Funds Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g)       Except as otherwise disclosed in writing to and accepted by MainStay Funds Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against MainStay Funds Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. MainStay Funds Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(h)       The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Keystone Large Cap Growth Fund, the predecessor to the Acquiring Fund, dated [June 30, 2012] have been audited by [______], independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

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(i)      The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund dated [June 30, 2012] are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)       Since [June 30, 2012], there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (j), a decline in net asset value per share of the Acquiring Fund’s shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(k)       On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)       For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(m)       All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by MainStay Funds Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(n)       The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of MainStay Funds Trust, on behalf of the Acquiring Fund, and this Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

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(o)       The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(p)       The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(q)       The Proxy Statement to be included in the Registration Statement (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the Special Meeting of Shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.          Covenants of the Acquiring Fund and the Acquired Fund

5.1           The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2           MainStay Funds Trust has called a Special Meeting of the Shareholders of the Acquired Fund to consider and act upon this Plan and has taken all other action necessary to obtain approval of the transactions contemplated herein.

5.3           The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.4           The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

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5.5           Subject to the provisions of this Plan, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6           The Acquired Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement (referred to in paragraph 4.1(p)) to be included in a Registration Statement on Form N-14 (“Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the Special Meeting of the Shareholders of the Acquired Fund to consider approval of this Plan and the transactions contemplated herein.

5.7           As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8           The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.9           MainStay Funds Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as MainStay Funds Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) MainStay Funds Trust’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) MainStay Funds Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Plan.

5.10         The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.          Conditions Precedent to Obligations of the Acquired Fund

The obligations of MainStay Funds Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at MainStay Funds Trust’s election, to the performance by MainStay Funds Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1           All representations and warranties of MainStay Funds Trust, on behalf of the Acquiring Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2           MainStay Funds Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to MainStay Funds Trust, and dated as of the Closing Date, to the effect that the representations and warranties of MainStay Funds Trust, on behalf of the Acquiring Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as MainStay Funds Trust shall reasonably request;

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6.3           MainStay Funds Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by MainStay Funds Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4           The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.          Conditions Precedent to Obligations of the Acquiring Fund

The obligations of MainStay Funds Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at MainStay Funds Trust’s election, to the performance by MainStay Funds Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations and warranties of MainStay Funds Trust, on behalf of the Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2           MainStay Funds Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of MainStay Funds Trust;

7.3           MainStay Funds Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of MainStay Funds Trust, on behalf of the Acquired Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as MainStay Funds Trust shall reasonably request;

7.4           MainStay Funds Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by MainStay Funds Trust, on behalf of the Acquired Fund, on or before the Closing Date;

7.5           The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6           The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

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8.          Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to MainStay Funds Trust, on behalf of the Acquired Fund, or MainStay Funds Trust, on behalf of the Acquiring Fund, the other party to this Plan (or in the case of Paragraph 8.1, either party to this Plan) shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1           The reorganization of Keystone Large Cap Growth Fund, a series of Keystone Mutual Funds, with and into the Acquiring Fund, shall have been approved by the necessary vote of the shareholders of Keystone Large Cap Growth Fund (the “Keystone Reorganization”) and the closing of the Keystone Reorganization shall have occurred.

8.2           The Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of MainStay Funds Trust’s Declaration of Trust and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, MainStay Funds Trust, on behalf of either the Acquired Fund or the Acquiring Fund, respectively, may not waive the conditions set forth in this paragraph 8.2;

8.3           On the Closing Date no action, suit or other proceeding shall be pending or, to MainStay Funds Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.4           All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by MainStay Funds Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.5           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.6           The parties shall have received the opinion of counsel to MainStay Funds Trust, on behalf of the Acquired Fund, substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to MainStay Funds Trust of representations it shall request of MainStay Funds Trust. Notwithstanding anything herein to the contrary, MainStay Funds Trust, on behalf of either the Acquired Fund or the Acquiring Fund, respectively, may not waive the condition set forth in this paragraph 8.6.

9.          Indemnification

9.1           MainStay Funds Trust, out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

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9.2           MainStay Funds Trust, out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

10.         Brokerage Fees and Expenses

10.1         The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the Reorganization.

10.2         The expenses relating to the proposed Reorganization will be borne by New York Life Investments. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings but will not include brokerage costs or other costs associated with portfolio adjustments. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.         Entire Agreement; Survival of Warranties

11.1         MainStay Funds Trust agrees that it has not made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Plan constitutes the entire agreement between the parties.

11.2         The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12.         Termination

This Plan may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

13.         Amendments

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of MainStay Funds Trust, on behalf of either the Acquiring Fund or the Acquired Fund, respectively; provided, however, that following the Special Meeting of the Shareholders of the Acquired Fund called by MainStay Funds Trust, pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders, respectively, under this Plan to the detriment of such shareholders without their further approval.

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14.         Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attn: J. Kevin Gao, Chief Legal Officer and Secretary, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, Attn: Sander M. Bieber.

15.         Headings; Governing Law; Assignment; Limitation of Liability

15.1         The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

15.2         This Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

15.3         This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan. Except as expressly provided otherwise in this Plan, the parties hereto will bear the expenses relating to the Reorganization as set forth in Section 10.2 as mutually agreed upon.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the __th day of ______, 2013.

MainStay Funds Trust		MainStay Funds TRUST
On behalf of the Acquiring Fund:		On behalf of the Acquired Fund:
MainStay Cornerstone Growth Fund		MainStay Growth Equity Fund

By:		By:
Name:	Stephen P. Fisher	Name:	Stephen P. Fisher
Title:	President	Title:	President

New York Life Investments agrees to the provisions set forth in Sections 10.2 and 15.3 of this Plan.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:
Name:	Stephen P. Fisher
Title:	Senior Managing Director

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APPENDIX B

SHAREHOLDER GUIDE

The following pages are intended to provide information regarding how to buy and sell shares of the MainStay Funds and to help you understand the costs associated with buying, holding and selling your MainStay Fund investments. This Proxy Statement/Prospectus offers Investor Class, Class A, Class B, Class C and Class I shares of the Acquiring Fund (the “Fund”).

For additional details regarding the information described in this Shareholder Guide or if you have any questions, please contact your financial adviser or the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com. Please note that shares of the MainStay Funds are generally not available for purchase by foreign investors.

NYLIFE Distributors LLC and/or the MainStay Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains in a check mailed to any investor who becomes a non-U.S. resident; and (ii) to redeem shares and close the account of an investor who becomes a non-U.S. resident.

SIMPLE IRA Plan accounts and certain other retirement plan accounts may not be eligible to invest in certain MainStay Funds, and may only be eligible to hold Investor Class shares. The following terms are used in this Shareholder Guide:

The Boards of Trustees of MainStay Funds Trust and The MainStay Funds are collectively referred to as the “Board.”

The Investment Company Act of 1940, as amended, is referred to as the “1940 Act.”

New York Life Investment Management LLC is referred to as the “Manager” or “New York Life Investments.”

New York Life Insurance Company is referred to as “New York Life.”

NYLIM Service Company LLC is referred to as the “Transfer Agent” or “NYLIM Service Company.”

NYLIFE Distributors LLC is referred to as the “Distributor” or “NYLIFE Distributors.”

The New York Stock Exchange is referred to as the “Exchange.”

Net asset value is referred to as “NAV.”

The Securities and Exchange Commission is referred to as the “SEC.”

The Statement of Additional Information is referred to as the “SAI.”

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Before You Invest:

This Proxy Statement/Prospectus offers Investor Class, Class A, Class B, Class C and Class I shares of the Acquiring Fund.

As with any business, running a mutual fund involves costs. There are regular operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees, among others. These operating costs are typically paid from the assets of the Fund, and thus, all investors in the Fund indirectly share the costs. The expenses for the Fund are presented earlier in this Proxy Statement/Prospectus. As the fee tables show, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, such as distribution and/or service (12b-1) fees, the fees payable for transfer agency services or certain other expenses, the costs may be allocated differently among the share classes.

Most significant among the class-specific costs are:

•	Distribution and/or Service (12b-1) Fee—named after the SEC rule that permits their payment, 12b-1 fees are paid by a class of shares to reimburse the Distributor for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

An important point to keep in mind about 12b-1 fees and shareholder service fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid. See “Information on Fees” in this section for more information about these fees.

In addition to regular operating costs, there are costs associated with an individual investor’s transactions and account, such as the compensation paid to your financial adviser for helping you with your investment decisions. The Fund typically covers such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for the Fund are presented earlier in this Proxy Statement/Prospectuses in the tables entitled, “Fees and Expenses of the Fund,” under the heading, “Shareholder Fees.” Such charges and fees include:

•	Initial Sales Charge—also known as a “front-end sales load,” refers to a charge that is deducted from your initial investment in Investor Class and Class A shares and is used to compensate the Distributor and/or your financial adviser for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase MainStay Fund shares.
•	Contingent Deferred Sales Charge—also known as a “CDSC” or “back-end sales load,” refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of purchase, the Distributor typically pays your financial adviser a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time, these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

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Summary of Important Differences Among Share Classes

	Investor Class	Class A	Class B	Class C	Class I
Initial sales charge	Yes	Yes	None	None	None
Contingent deferred sales charge	None[1]	None[1]	Sliding scale during the first six years after purchase	1% on sale of shares held for one year or less	None
Ongoing distribution and/or service (12b-1) fees	0.25%	0.25%	0.75% distribution and 0.25% service (1.00% total)	0.75% distribution and 0.25% service (1.00% total)	None
Shareholder service fee	None	None	None	None	None
Conversion feature	Yes[2]	Yes[2]	Yes[2]	Yes[2]	Yes[2]
Purchase maximum[3]	None	None	$100,000	$1,000,000	None

1.	A CDSC of 1.00% may be imposed on certain redemptions made within one year of the date of purchase on shares that were purchased without an initial sales charge. No sales charge applies on investments of $1 million or more. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See “Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares” below.
2.	See the sections discussing Share Class Considerations and the section entitled “Buying, Selling, Converting and Exchanging Fund Shares—Conversions Between Share Classes” for more information on the voluntary and/or automatic conversions that apply to each share class.
3.	Per transaction. Does not apply to purchases by certain retirement plans.

Investor Class Share Considerations

•	Your Investor Class shares may convert automatically to Class A shares. Investor Class share balances are examined Fund-by-Fund on a quarterly basis. If, at that time, the value of your Investor Class shares in any one MainStay Fund equals or exceeds $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay’s systematic withdrawal plan or systematic exchange program), whether by shareholder action or change in market value, or if you have otherwise become eligible to invest in Class A shares, your Investor Class shares of that MainStay Fund will be automatically converted into Class A shares. Eligible Investor Class shares may also convert upon request. Please note that, in most cases, you may not aggregate your holdings of Investor Class shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) to qualify for this conversion feature. Certain holders of Investor Class shares are not subject to this automatic conversion feature. For more information, please see the SAI.
•	Please also note that if your account balance falls below $25,000 ($15,000 for investors that meet certain asset thresholds), whether by shareholder action or change in market value, after conversion to Class A shares or you otherwise no longer qualify to hold Class A shares, your account may be converted automatically to Investor Class shares. Please see “Class A Share Considerations” for more details.
•	Investor Class shares generally have higher expenses than Class A shares. By maintaining your account balance in a MainStay Fund at or above $25,000 ($15,000 for investors that meet certain asset thresholds), you will continue to be eligible to hold Class A shares of the Fund. If the value of your account is below this amount, you may consider increasing your account balance to meet this minimum to qualify for Class A shares. In addition, if you have accounts with multiple MainStay Funds whose values aggregate to at least $25,000 ($15,000 for investors that meet certain asset thresholds), you may consider consolidating your accounts into a MainStay Asset Allocation Fund account to qualify for Class A shares, if such action is consistent with your investment program.
•	Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.

B-3

•	When you invest in Investor Class shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment. Please see “Information on Sales Charges” for more information. We also describe below how you may reduce or eliminate the initial sales charge. Please see “Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares” for more information.
•	Since some of your investment goes to pay an up-front sales charge when you purchase Investor Class shares, you will purchase fewer shares than you would with the same investment in other share classes. However, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent a Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Investor Class shares. You’re usually better off purchasing Investor Class shares rather than Class B or Class C shares and paying an up-front sales charge if you:
o	plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or
o	qualify for a reduced or waived sales charge.

Class A Share Considerations

•	Generally, Class A shares have a minimum initial investment amount of $25,000 per MainStay Fund. Class A share balances are examined Fund-by-Fund on a semi-annual basis. If at that time the value of your Class A shares in any one MainStay Fund is less than $25,000 ($10,000 in the case of IRA or 403(b)(7) accounts that are making required minimum distributions via MainStay’s systematic withdrawal plan or systematic exchange program, and $15,000 in the case of investors with $100,000 or more invested in the MainStay Funds combined, regardless of share class), whether by shareholder action or change in market value, or if you are otherwise no longer eligible to hold Class A shares, your Class A shares of that MainStay Fund will be converted automatically into Investor Class shares. Please note that you may not aggregate holdings of Class A shares in multiple MainStay Funds/accounts or rely on a Right of Accumulation or Letter of Intent (each discussed below) in order to avoid this conversion feature.

Please note that if you qualify for the $15,000 minimum initial investment, you must maintain aggregate investments of $100,000 or more in the MainStay Funds, regardless of share class, and an account balance at or above $15,000 per MainStay Fund to avoid having your account automatically convert into Investor Class shares. Certain holders of Class A shares are not subject to this automatic conversion feature. For more information, please see the SAI.

•	Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate the share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert with the shares that are converting.
•	When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see “Information on Sales Charges”). We also describe below how you may reduce or eliminate the initial sales charge (see “Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares”).
B-4

•	Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you will purchase fewer shares than you would with the same investment in other share classes. However, the net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher distribution and/or service (12b-1) fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent a Fund has undistributed net income) and investment performance of Class B and Class C shares will be lower than that of Class A shares. You’re usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:
o	plan to own the shares for an extended period of time, since the higher ongoing distribution and/or service (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or
o	qualify for a reduced or waived sales charge.

Class B Share Considerations

•	You pay no initial sales charge on an investment in Class B shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment. Over time these fees may cost you more than paying an initial sales charge on Investor Class or Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.
•	You should consult with your financial adviser to assess your intended purchase in light of your particular circumstances.
•	The MainStay Funds will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.
•	In most circumstances, you will pay a CDSC if you sell Class B shares within six years of buying them (see “Information on Sales Charges”). There are exceptions, which are described in the SAI.
•	Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.
•	If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares of most MainStay Funds.
•	When you sell Class B shares, to minimize your sales charges, MainStay Funds first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.
•	Class B shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, eight years after the date they were purchased. This reduces distribution and/or service (12b-1) fees from 1.00% to 0.25% of average daily net assets.
•	Share class conversions are based on the NAVs of the two classes, and no sales load or other charge is imposed. The MainStay Funds expect all share class conversions to be made on a tax-free basis. The MainStay Funds reserve the right to modify or eliminate this share class conversion feature. When a conversion occurs, reinvested dividends and capital gains convert proportionately with the shares that are converting.

Class C Share Considerations

•	You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing distribution and/or service (12b-1) fees over the life of your investment.

B-5

•	In most circumstances, you will pay a 1.00% CDSC if you redeem shares held for one year or less.
•	When you sell Class C shares of a MainStay Fund, to minimize your sales charges, MainStay Funds first redeems the shares that have no sales charges (shares representing the amount of any appreciation on the original value of your shares, fully aged shares, and any shares received through the reinvestment of dividends and capital gains) and then the shares you have held longest.
•	Unlike Class B shares, Class C shares do not automatically convert to Investor Class or Class A shares. As a result, long-term Class C shareholders will pay higher ongoing distribution and/or service (12b-1) fees over the life of their investment.
•	The MainStay Funds will generally not accept a purchase order for Class C shares in the amount of $1,000,000 or more.

Class I Share Considerations

•	You pay no initial sales charge or CDSC on an investment in Class I shares.
•	You do not pay any ongoing distribution and/or service (12b-1) fees.
•	You may buy Class I shares if you are an:
o	Institutional Investor
▪	Certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through New York Life Retirement Plan Services or the Distributor or their affiliates;
▪	Certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;
▪	Clients transacting through financial intermediaries that purchase Class I shares through: (i) fee-based accounts that charge such clients an ongoing fee for advisory, investment, consulting or similar services; or (ii) a no-load network or platform that has entered into an agreement with the Distributor or its affiliates to offer Class I shares through a no-load network or platform.
o	Individual Investor who is initially investing at least $5 million in any single MainStay Fund: (i) directly with the MainStay Fund; or (ii) through certain private banks and trust companies that have an agreement with the Distributor or its affiliates;
o	Existing Class I Shareholder; or
o	Existing MainStay Funds Board Member.

INVESTMENT MINIMUMS AND ELIGIBILITY REQUIREMENTS

The following minimums apply if you are investing in the Fund. A minimum initial investment amount may be waived for purchases by the Board members and directors and employees of New York Life and its affiliates and subsidiaries. The Fund may also waive investment minimums for certain qualified purchases and accept additional investments of smaller amounts at their discretion. Please see the SAI for additional information.

Investor Class Shares

•	$2,500 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or
•	if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases

B-6

Class A Shares

•	$25,000 minimum initial investment with no minimum subsequent purchase amount requirement for any single MainStay Fund; or
•	$15,000 minimum initial investment with no minimum subsequent purchase amount for investors who, in the aggregate, have assets of $100,000 or more invested in any share class of any of the MainStay Funds. To qualify for this investment minimum, all aggregated accounts must be tax reportable under the same tax identification number. You may not aggregate your holdings with the holdings of any other person or entity to qualify for this investment minimum. Please note that accounts held through financial intermediary firms (such as a broker/dealer, financial adviser or other type of institution) may not be aggregated to qualify for this investment minimum. We will only aggregate those accounts held directly with the MainStay Funds.

Please note that if you qualify for this reduced minimum, you must also maintain aggregate assets of $100,000 or more invested in any share classes of any of the MainStay Funds and an account balance at or above $15,000 per MainStay Fund to avoid having your Class A account automatically convert into Investor Class shares.

Broker/dealers (and their affiliates) or certain service providers with customer accounts that trade primarily on an omnibus level or through the National Securities Clearing Corporation’s Fund/SERV network (Levels 1-3 only); certain retirement plan accounts, including investment only plan accounts; directors and employees of New York Life and its affiliates; investors who obtained their Class A shares through certain reorganizations; and subsidiaries and employees of the Subadvisors to any of the MainStay Funds are not subject to the minimum investment requirement for Class A shares. See the SAI for additional information.

Class B and/or Class C Shares

•	$2,500 minimum for initial and $50 minimum for subsequent purchases of any single MainStay Fund, or
•	if through AutoInvest, a monthly systematic investment plan: $500 minimum for initial and $50 minimum for subsequent monthly purchases (except MainStay Money Market Fund, which requires an initial investment amount of $1,000).

Class I Shares

•	Individual Investors—$5 million minimum for initial purchases of any single MainStay Fund and no minimum subsequent purchase amount in any MainStay Fund; and
•	Institutional Investors and the MainStay Funds’ Board Members—no minimum initial or subsequent purchase amounts in any MainStay Fund.

Please note that Class I shares may not be available for initial or subsequent purchases through certain financial intermediary firms, investment platforms or in certain types of investment accounts. See the SAI for additional information.

INFORMATION ON SALES CHARGES

Investor Class Shares and Class A Shares

The initial sales charge you pay when you buy Investor Class shares or Class A shares differs depending upon the amount you invest, as set forth below. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under “Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares.” Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or paid to your financial intermediary firm as a concession.

B-7

Purchase	Sales charges as a percentage of1		Typical dealer concession
amount	Offering price	Net investment	as a % of offering price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 or more[2]	None	None	None

1. The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

2. No sales charge applies on investments of $1 million or more but a CDSC of 1.00% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Distributor may pay a commission to financial intermediary firms on these purchases from its own resources. See “Sales Charge Reductions and Waivers on Investor Class Shares and Class A Shares” below.

Class B Shares

Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within six years of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class B shares have higher ongoing distribution and/or service (12b-1) fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

For shares sold in the:	Contingent deferred sales charge (CDSC) as a % of amount redeemed subject to charge
First year	5.00%
Second year	4.00%
Third year	3.00%
Fourth year	2.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	None

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the SAI. Additionally, Class C shares have higher ongoing distribution and/or service (12b-1) fees, and, over time these fees may cost you more than paying an initial sales charge. The Class C share CDSC and the higher ongoing distribution and/or service (12b-1) fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class B and Class C Shares

A CDSC may be imposed on redemptions of Class B and Class C shares of a MainStay Fund, at the rates previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder’s Class B or Class C account to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years or Class C shares during the preceding year.

B-8

However, no CDSC will be imposed to the extent that the NAV of the Class B or Class C shares redeemed does not exceed:

•	the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased more than six years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus
•	the current aggregate NAV of Class B or Class C shares of the MainStay Fund purchased through reinvestment of dividends or capital gain distributions; plus
•	increases in the NAV of the investor’s Class B or Class C shares of the MainStay Fund above the total amount of payments for the purchase of Class B or Class C shares of the MainStay Fund made during the preceding six years for Class B shares or one year for Class C shares.

There are exceptions, which are described in the SAI.

SALES CHARGE REDUCTIONS AND WAIVERS ON INVESTOR CLASS SHARES AND CLASS A SHARES

Reducing the Initial Sales Charge on Investor Class Shares and Class A Shares

You may be eligible to buy Investor Class and Class A shares of the Fund at one of the reduced sales charge rates shown in the tables above through a Right of Accumulation or a Letter of Intent, as described below. You may also be eligible for a waiver of the initial sales charge as set forth below. The Fund reserves the right to modify or eliminate these programs at any time. However, please note the Right of Accumulation or Letter of Intent may only be used to reduce sales charges and may not be used to satisfy investment minimums or to avoid the automatic conversion feature of Investor Class or Class A shares.

•	Right of Accumulation

A Right of Accumulation allows you to reduce the initial sales charge as shown in the table above by combining the amount of your current purchase with the current market value of investments made by you, your spouse, and your children under age 21 in Investor Class, Class A, Class B, or Class C shares of most MainStay Funds. You may not include investments of previously non-commissioned shares in the MainStay Money Market Fund, investments in Class I shares, or your interests in any MainStay Fund held through a 401(k) plan or other employee benefit plan. For example, if you currently own $45,000 worth of Class C shares of a MainStay Fund, your spouse owns $50,000 worth of Class B shares of another MainStay Fund, and you wish to invest $15,000 in a MainStay Fund, using your Right of Accumulation you can invest that $15,000 in Investor Class or Class A shares (if eligible) and pay the reduced sales charge rate normally applicable to a $110,000 investment. For more information please see the SAI.

•	Letter of Intent

Where the Right of Accumulation allows you to use prior investments to reach a reduced initial sales charge, a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you, your spouse or children under age 21 intend to make in the near future. A Letter of Intent is a written statement of your intention to purchase Investor Class, Class A, Class B or Class C shares of one or more MainStay Funds (excluding investments of non-commissioned shares in the MainStay Money Market Fund) over a 24-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to Investor Class or Class A shares (if eligible) of the MainStay Funds purchased during that period. You can also apply a Right of Accumulation to these purchases.

B-9

Your Letter of Intent goal must be at least $100,000. Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not meet your intended purchase goal, the initial sales charge that you paid on your purchases will be recalculated to reflect the actual value of shares purchased. A certain portion of your shares will be held in escrow by the Transfer Agent for this purpose. For more information please see the SAI.

•	Your Responsibility

To receive the reduced sales charge, you must inform the Distributor of your eligibility and holdings at the time of your purchase if you are buying shares directly from the Fund. If you are buying shares through a financial intermediary firm, you must tell your financial adviser of your eligibility for a Right of Accumulation or a Letter of Intent at the time of your purchase.

To combine shares of eligible MainStay Funds held in accounts at other intermediaries under your Right of Accumulation or a Letter of Intent, you may be required to provide the Distributor or your financial adviser a copy of each account statement showing your current holdings of each eligible MainStay Fund, including statements for accounts held by you, your spouse or your children under age 21, as described above. The Distributor or intermediary through which you are buying shares will combine the value of all your eligible MainStay Fund holdings based on the current NAV per share to determine what Investor Class or Class A sales charge rate you may qualify for on your current purchase. If you do not inform the Distributor or your financial adviser of all of the holdings or planned purchases that make you eligible for a sales charge reduction or do not provide requested documentation, you may not receive the discount to which you are otherwise entitled.

More information on Investor Class and Class A share sales charge discounts is available in the SAI or on the internet at mainstayinvestments.com.

“Spouse,” with respect to a Right of Accumulation and Letter of Intent is defined as the person to whom you are legally married. We also consider your spouse to include one of the following: (i) an individual of the same gender with whom you have been joined in a civil union or legal contract similar to marriage; (ii) a domestic partner, who is an individual (including one of the same gender) to whom you are not related by blood and with whom you have shared a primary residence for at least six months in a relationship as a couple where you, your domestic partner or both of you provide for the personal or financial welfare of the other without a fee; or (iii) an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Group Benefit Plan Purchases

You will not pay an initial sales charge if you purchase Investor Class shares or Class A shares through a group retirement or other benefit plan (other than IRA plans) that meets certain criteria, including:

•	50 or more participants; or
•	an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more; or
•	holds either Investor Class or Class A and Class B shares as a result of the Class B share conversion feature.

However, Investor Class shares or Class A shares purchased through a group retirement or other benefit plan (other than IRA plans) may be subject to a CDSC upon redemption. If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

B-10

Purchases Through Financial Intermediaries

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial intermediary firm (such as a broker/dealer, financial adviser or financial institution) that has a contractual arrangement with the Distributor or an affiliate. The Fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, together with the purchase price of the shares, it is considered received by the Fund and will be priced at the next computed NAV. Financial intermediary firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts, share class eligibility and exchange privileges.

Please read their program materials for any special provisions or additional service features that may apply to investing in the Fund through these firms.

529 Plans

When shares of the Fund are sold to a qualified tuition program operating under Section 529 of the Internal Revenue Code, such a program may purchase Investor Class shares or Class A shares without an initial sales load.

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Fund and of New York Life and its affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the SAI.

Contingent Deferred Sales Charge on Certain Investor Class and Class A Share Redemptions

If your initial sales charge is waived, we may impose a CDSC of 1.00% if you redeem your shares within one year. The Distributor may pay a commission to financial intermediary firms on such purchases from its own resources.

For more information about these considerations, call your financial adviser or the Transfer Agent toll free at 800-MAINSTAY (624-6782), and read the information under “Purchase, Redemption, Exchanges and Repurchase—Contingent Deferred Sales Charge, Investor Class and Class A” in the SAI.

INFORMATION ON FEES

Rule 12b-1 Plans

The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for certain classes of shares pursuant to which distribution and/or service (12b-1) fees are paid to the Distributor. Rule 12b-1 fees are calculated and accrued daily and paid monthly. The Investor Class and Class A 12b-1 plans typically provide for payment for distribution and/or service activities of up to 0.25% of the average daily net assets of Investor Class or Class A, respectively. The Class B and Class C 12b-1 plans each provide for payment of 0.75% for distribution and/or 0.25% for service activities for a total 12b-1 fee of up to 1.00% of the average daily net assets of Class B and Class C shares, respectively. The distribution activities portion of the fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service activities portion of the fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The portion of the 12b-1 fee dedicated to service activities is in addition to the 0.10% of annual net assets paid from the Shareholder Services Plan, with regard to certain classes, as discussed in the section entitled “Shareholder Services Plans.” The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than some types of sales charges.

B-11

Small Account Fee

Several of the MainStay Funds have a relatively large number of shareholders with small account balances. Small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Funds have implemented a small account fee. Each shareholder with an account balance of less than $1,000 will be charged an annual per account fee of $20 (assessed semi-annually, as discussed below). The fee may be deducted directly from your account balance. This small account fee will not apply to certain types of accounts including:

•	Class A share and Class I share accounts, retirement plan services bundled accounts and investment-only retirement accounts;
•	accounts with active AutoInvest plans where the MainStay Funds deduct directly from the client’s checking or savings account;
•	New York Life Investments SIMPLE IRA Plan Accounts and SEP IRA Accounts that have been funded/established for less than 1 year;
•	certain 403(b)(7) accounts;
•	accounts serviced by unaffiliated financial intermediary firms or third-party administrators (other than New York Life Investments SIMPLE IRA Plan Accounts); and
•	certain Investor Class accounts where the small account balance is due solely to the conversion from Class B shares.

This small account fee will be deducted in $10 increments on or about March 1st and September 1st of each year. For accounts with balances of less than $10, the remaining balance will be deducted and the account will be closed. The MainStay Funds may, from time to time, consider and implement additional measures to increase the average shareholder account size and/or otherwise reduce the cost of transfer agency services. Please contact the MainStay Funds by calling toll-free 800-MAINSTAY (624-6782) for more information.

Compensation to Financial Intermediary Firms

Financial intermediary firms and their associated financial advisers are paid in different ways for the services they provide to the Fund and shareholders. Such compensation may vary depending upon the amount invested, the share class purchased, the amount of time that shares are held and/or the services provided.

•	The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified financial intermediary firms for providing certain shareholder services.
•	The Distributor pays sales concessions to financial intermediary firms, as described in the tables under “Information on Sales Charges” above, on the purchase price of Investor Class or Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to financial intermediary firms as a sales concession.
•	The Distributor or an affiliate, from its/their own resources, may pay a finder’s fee or other compensation up to 1.00% of the purchase price of Investor Class or Class A shares, sold at NAV, to financial intermediary firms at the time of sale.
•	The Distributor pays a sales concession of up to 4.00% on purchases of Class B shares to financial intermediary firms from its own resources at the time of sale.
•	The Distributor pays a sales concession of up to 1.00% on purchases of Class C shares to financial intermediary firms from its own resources at the time of sale.
•	In addition to the payments described above, the Distributor, from its own resources or from those of an affiliate, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker/dealer, in connection with the sale of any class of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.25% on new sales and/or up to 0.20% annually on assets held.

B-12

•	The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisers. The Distributor, from its own resources or from those of an affiliate, also may reimburse financial intermediary firms in connection with their marketing activities supporting the Fund.
•	The Distributor or an affiliate may make payments to financial intermediary firms that provide sub-transfer agency and other administrative services in addition to supporting distribution of the Fund. A portion of these fees may be paid from the Distributor’s or its affiliate’s own resources.
•	Wholesaler representatives of the Distributor communicate with financial intermediary firms on a regular basis to educate financial advisers about the Fund and to encourage the sale of Fund shares to their clients. The Distributor, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with these efforts, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. The Distributor, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Fund, which may vary based on the type of Fund being promoted and/or which financial intermediary firm is listed on the account.

Although the Fund may use financial firms that sell Fund shares to execute brokerage transactions for its portfolio, the Fund, New York Life Investments and the Fund’s subadvisor do not consider the sale of Fund shares as a factor when choosing financial firms to effect brokerage transactions.

Payments made from the Distributor’s or an affiliate’s resources do not increase the price or decrease the amount or value of the shares you purchase. However, if investment advisers, distributors or affiliates of mutual funds make such payments in differing amounts, financial intermediary firms and their financial advisers may have financial incentives for recommending a particular mutual fund or a particular share class of that fund over other mutual funds. For example, payments made by the Distributor or an affiliate, as described above, may be used by the financial intermediary firm to reduce or eliminate transaction charges associated with purchases of Fund shares.

For more information regarding any of the types of compensation described above, see the SAI or consult with your financial intermediary firm or financial adviser. You should also review carefully any disclosure by your financial intermediary firm as to compensation received by that firm and/or your financial adviser.

BUYING, SELLING, CONVERTING AND EXCHANGING FUND SHARES

HOW TO OPEN YOUR ACCOUNT

Investor Class, Class A, B or C Shares

Return your completed MainStay Funds application in good order with a check payable to the MainStay Funds for the amount of your investment to your financial adviser or directly to MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. Please note that if you select Class A shares on your application and you are not eligible to invest in Class A shares, we will treat your application as being in good order but will invest you in Investor Class shares of the Fund. Similarly, if you select Investor Class shares and you are eligible to invest in Class A shares we will treat your application as being in good order, but will invest you in Class A shares of the Fund.

B-13

Good order means all the necessary information, signatures and documentation have been fully completed. With respect to a redemption request, good order generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered, and a Medallion Signature Guarantee may be required. See “Medallion Signature Guarantees” below. In cases where a redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to NYLIM Service Company must be submitted before the redemption request will be processed.

Class I

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I shares of the Fund.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account.

All Classes

You buy shares at NAV (plus, for Investor Class and Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4:00 pm Eastern time) on the Exchange every day the Exchange is open. NAV is not calculated on days when the Exchange is closed. When you buy shares, you must pay the NAV next calculated after we receive your order in good order. Alternatively, the MainStay Funds have arrangements with certain financial intermediary firms whereby purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price of the shares ordered. The order will then be priced at the Fund’s NAV next computed after receipt in good order of the order by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Fund.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account. Please note that your bank may charge a fee for wire transfers.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund, or your financial adviser on their behalf, must obtain the following information for each person who opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social security number or taxpayer identification number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

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Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

CONVERSIONS BETWEEN SHARE CLASSES

In addition to any automatic conversion features described above in this Shareholder Guide with respect to Investor Class, Class A and Class B shares, you generally may also elect on a voluntary basis to convert your Investor Class, Class A or Class C shares that are no longer subject to a CDSC into Class I shares of the Fund, subject to satisfying the eligibility requirements of Class I shares. These limitations do not impact any automatic conversion features described elsewhere in this Shareholder Guide with respect to Investor Class, Class A and Class B shares.

An investor may directly or through his or her financial intermediary contact the Fund to request a voluntary conversion between share classes of the Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. Class B shares are ineligible for a voluntary conversion. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If you fail to remain eligible for the new share class, you may be converted automatically back to your original share class. Although the Fund expects that a conversion between share classes of the Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in the Fund. The Fund may change, suspend or terminate this conversion feature at any time.

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Opening Your Account – Individual Shareholders

	How	Details
By wire:

You or your financial adviser should call us toll-free at 800-MAINSTAY (624-6782) to obtain an account number and wiring instructions. Wire the purchase amount to:

State Street Bank and Trust Company

•  ABA #011-0000-28

•  MainStay Funds (DDA #99029415)

•  Attn: Custody and Shareholder Services

Please take note of the applicable minimum initial investment amounts for your Fund and share class. The wire must include:

•  name(s) of investor(s);

•  your account number; and

•  Fund name and share class.

Your bank may charge a fee for the wire transfer. An application must be received by NYLIM Service Company within three business days.

By mail:

Return your completed MainStay Funds Application with a check for the amount of your investment to:

MainStay Funds

P.O. Box 8401

Boston, MA 02266-8401

Send overnight orders to:

MainStay Funds

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum initial investment amounts for your Fund and share class. Be sure to write on your check:

•  name(s) of investor(s); and

•  Fund name and share class.

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Buying additional shares of the MainStay Funds – Individual Shareholders

	How	Details
By wire:	Wire the purchase amount to: State Street Bank and Trust Company • ABA #011-0000-28 • MainStay Funds (DDA #99029415) • Attn: Custody and Shareholder Services.

Please take note of the applicable minimum investment amounts for your Fund and share class.

The wire must include:

•  name(s) of investor(s);

•  your account number; and

•  Fund name and share class.

Your bank may charge a fee for the wire transfer.

By phone:	Call, or have your financial adviser call us toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open to make an ACH purchase.

Eligible investors can purchase shares by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your Fund and share class.

•  The maximum ACH purchase amount is $100,000.

•  We must have your bank information on file.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Make your check payable to MainStay Funds. Please take note of the applicable minimum investment amounts for your Fund and share class.

Be sure to write on your check:

•  name(s) of investor(s);

•  your account number; and

•  Fund name and share class.

By internet:	Visit us at mainstayinvestments.com

Eligible investors can purchase shares by using electronic debits from a designated bank account on file. Please take note of the applicable minimum investment amounts for your Fund and share class.

•  The maximum ACH purchase amount is $100,000.

•  We must have your bank information on file.

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Selling Shares – Individual Shareholders

	How	Details
By contacting your financial adviser:		• You may sell (redeem) your shares through your financial adviser or by any of the methods described below.
By phone:	To receive proceeds by check: Call us toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer I.D. number available.

•   Generally, after receiving your sell order by phone, we will send a check to the account owner at the owner’s address of record the next business day, although it may take up to seven days to do so. Generally, we will not send checks to addresses on record for 30 days or less.

•  The maximum order we can process by phone is $100,000.

To receive proceeds by wire: Call us toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer I.D. number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

•   Generally, after receiving your sell order by phone, we will send the proceeds by bank wire to your bank account on file the next business day, although it may take up to seven days to do so. Your bank may charge you a fee to receive the wire transfer.

•  We must have your bank account information on file.

•  There is an $11 fee for wire redemptions, except no fee applies to redemptions of Class I shares.

•  Generally, the minimum wire transfer amount is $1,000.

To receive proceeds electronically by ACH: Call us toll-free at 800-MAINSTAY (624-6782) between 8:00 am and 6:00 pm Eastern time any day the Exchange is open. You should have your account number and social security or taxpayer I.D. number available. Eligible investors may sell shares and have proceeds electronically credited to their designated bank account on file.

•  Generally, after receiving your sell order by phone, we will send the proceeds by ACH transfer to your designated bank account on file the next business day, although it may take up to seven days to do so.

•  We must have your bank account information on file.

•  After we initiate the ACH transfer, proceeds may take 2-3 business days to reach your bank account.

•  The Fund does not charge fees for ACH transfers.

•  The maximum ACH transfer amount is $100,000.

By mail:	Address your order to: MainStay Funds P.O. Box 8401 Boston, MA 02266-8401 Send overnight orders to: MainStay Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Write a letter of instruction that includes:

•  your name(s) and signature(s);

•  your account number;

•  Fund name and share class; and

•  dollar amount or share amount you want to sell.

A Medallion Signature Guarantee may be required.

There is a $15 fee for Class A shares ($25 fee for Investor Class, Class B and Class C shares) for checks mailed to you via overnight service.

By internet:	Visit us at mainstayinvestments.com

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GENERAL POLICIES

The following are our general policies regarding the purchase and sale of Fund shares. The Fund reserves the right to change these policies at any time. Certain retirement plans and/or financial intermediaries may adopt different policies. Consult your plan or account documents for the policies applicable to you.

Buying Shares

•	All investments must be in U.S. dollars with funds drawn on a U.S. bank. We generally will not accept payment in the following forms: travelers checks, personal money orders, credit card convenience checks, cash or starter checks.
•	Generally, we do not accept third-party checks, and we reserve the right to limit the number of checks processed at one time.
•	If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses or fees the Fund incurs as a result. Your account will also be charged a $20 fee for each returned check or canceled ACH purchase. In addition, the Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.
•	The Fund may, in its discretion, reject, restrict or cancel, in whole or in part, without prior notice, any order for the purchase of shares.
•	To limit expenses, the Fund does not issue share certificates at this time.
•	To buy shares by wire the same day, we generally must receive your wired money by 4:00 pm Eastern time.
•	To buy shares electronically, generally call before 4:00 pm Eastern time to buy shares at the current day’s NAV. Your bank may charge a fee for the wire transfer.

Selling Shares

•	If you have share certificates, you must return them with a written redemption request.
•	Your shares will be sold at the next NAV calculated after we receive your request in good order. We will make the payment, less any applicable CDSC, within seven days after receiving your request in good order.
•	If you buy shares by check or by ACH purchase and quickly decide to sell them, the Fund may withhold payment for up to 10 days from the date the check or ACH purchase order is received.
•	When you sell Class B or Class C shares, or Investor Class or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.
•	We may suspend the right to redeem shares of the Fund and may postpone payment for any period:
o	during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted;
o	when the SEC determines that a state of emergency exists that may make payment or transfer not reasonably practicable;
o	as the SEC may by order permit for the protection of the security holders of the Fund; or
o	at other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.
•	Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the Fund take reasonable measures to verify the order.
•	Reinvestment won’t relieve you of any tax consequences on gains realized from a sale. The deductions for losses, however, may be denied.

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•	We require a written order to sell shares if an account has submitted a change of address during the previous 30 days, unless the proceeds of the sell order are directed to your bank account on file with us.
•	We require a written order to sell shares and a Medallion Signature Guarantee if:
o	We do not have on file required bank information to wire funds;
o	the proceeds from the sale will exceed $100,000 to the address of record;
o	the proceeds of the sale are to be sent to an address other than the address of record;
o	the account was designated as a lost shareholder account within 30 days of the redemption request; or
o	the proceeds are to be payable to someone other than the account holder(s).
•	In the interests of all shareholders, we reserve the right to:
o	change or discontinue exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;
o	change or discontinue the systematic withdrawal plan upon notice to shareholders;
o	close accounts with balances less than $250 invested in Investor Class shares or $750 invested in all other classes of shares (by redeeming all shares held and sending proceeds to the address of record); and/or
o	change the minimum investment amounts.
•	There is no fee for wire redemptions of Class I shares.
•	Call before 4:00 pm Eastern time to generally sell shares at the current day’s NAV.
•	Calls received after 4:00 pm Eastern time will receive the following business day’s NAV.

Additional Information

Wiring money to the Funds reduces the time a shareholder must wait before redeeming or exchanging shares. Wired funds are generally available for redemption on the next business day. A 10-day hold may be placed on purchases made by check or ACH payment from the date the purchase is received, making them unavailable for immediate redemption.

You may receive confirmations that describe your transactions. You should review the information in the confirmation statements carefully. If you notice an error, you should call the MainStay Funds or your financial adviser immediately. If you or your financial adviser fails to notify the MainStay Funds within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Proxy Statement/Prospectus govern transactions with the Fund. If you invest through a third party—bank, broker/dealer, 401(k), financial adviser or financial supermarket—there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in the Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time any of the Fund may close and reopen to new investors or new share purchases at its discretion. If the Fund is closed, either to new investors or new share purchases, and you redeem your total investment in the Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If the Fund is closed to new investors, you may not exchange shares of other MainStay Funds for shares of the Fund unless you are already a shareholder of such MainStay Fund.

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Medallion Signature Guarantees

A Medallion Signature Guarantee helps protect against fraud. To protect your account, each MainStay Fund and the Transfer Agent from fraud, Medallion Signature Guarantees are required to enable us to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion Signature Guarantees are also required for redemptions of $100,000 or more from an account by check to the address of record and for share transfer requests. Medallion Signature Guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program, the Stock Exchange Medallion Program, or the New York Stock Exchange Medallion Signature Program. Eligible guarantor institutions provide Medallion Signature Guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion Signature Guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion Signature Guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Investing for Retirement

You can purchase shares of the Fund for retirement plans providing tax-deferred investments for individuals and institutions. You can use the Fund in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services are available for IRA, Roth IRA and Coverdell Education Savings Accounts (“CESA”) (previously named Education IRA) as well as SEP and SIMPLE IRA plans. Plan administration is also available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

The Fund may not be available for all types of retirement plans or through all distribution channels. Please contact the MainStay Funds at 800-MAINSTAY (624-6782) and see the SAI for further details.

Purchases-In-Kind

You may purchase shares of the Fund by transferring securities to the Fund in exchange for Fund shares (“in-kind purchase”). In-kind purchases may be made only upon the Fund’s approval and determination that the securities are acceptable investments for the Fund and are purchased consistent with the Fund’s procedures relating to in-kind purchases. The Fund reserves the right to amend or terminate this practice at any time. You must call the MainStay Funds at 800-MAINSTAY (624-6782) before sending any securities. Please see the SAI for additional details.

Redemptions-In-Kind

The Fund reserves the right to pay certain large redemptions, either totally or partially, by a redemption-in-kind of securities (instead of cash) from the Fund’s portfolio, consistent with the Fund’s procedures relating to in-kind redemptions and in accordance with the 1940 Act and rules and interpretations of the SEC thereunder. Please see the SAI for additional details.

The Reinvestment Privilege May Help You Avoid Sales Charges

When you sell shares, you have the right—for 90 days—to reinvest any or all of the money in the same account and class of shares without paying another sales charge (so long as (1) those shares haven’t been reinvested once already; (2) your account is not subject to a 30-day block as described in “Excessive Purchases and Redemptions or Exchanges”; and (3) you are not reinvesting your required minimum distribution). If you paid a sales charge when you redeemed, you will receive a pro rata credit for reinvesting in the same account and class of shares.

Reinvestment won’t relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

B-21

Convenient, yes...but not risk-free. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the MainStay Funds will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless we fail to use established safeguards for your protection. The following safeguards are among those currently in place at MainStay Funds:

•	all phone calls with service representatives are recorded; and
•	written confirmation of every transaction is sent to your address of record.

We reserve the right to suspend the MainStay Audio Response System and internet site at any time or if the systems become inoperable due to technical problems.

SHAREHOLDER SERVICES

Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application, by accessing your shareholder account on the internet at mainstayinvestments.com, by contacting your financial adviser for instructions, or by calling us toll-free at 800-MAINSTAY (624-6782) for a form.

Systematic Investing—Individual Shareholders Only

MainStay offers four automatic investment plans:

1.	AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

•	make regularly scheduled investments; and/or
•	purchase shares whenever you choose.
2.	Dividend or Capital Gains Reinvestment

Automatically reinvest dividends, distributions or capital gains from one MainStay Fund into the same MainStay Fund or the same class of any other MainStay Fund. Accounts established with dividend or capital gains reinvestment must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class.

3.	Payroll Deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

4.	Systematic Exchange

Exchanges must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request and shares must not be in certificate form. Automatically reinvest a share or dollar amount from one MainStay Fund into any other MainStay Fund. Accounts established with a systematic exchange must meet the initial minimum investment amounts and any other eligibility requirements of the selected share class. Please see “Exchanging Shares Among MainStay Funds” for more information.

Systematic Withdrawal Plan—Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account for Investor Class, Class B and Class C shares at the time of the initial request and shares must not be in certificate form. The above minimums are waived for IRA and 403(b)(7) accounts where the systematic withdrawal represents required minimum distributions.

NYLIM Service Company acts as the agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any CDSC, if applicable.

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The MainStay Funds will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

Exchanges will be based upon each MainStay Fund’s NAV next determined following receipt of a properly executed exchange request.

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. Investment minimums and eligibility requirements apply to exchanges. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another MainStay Fund. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any applicable contingent deferred sales charge. If you choose to sell Class B or Class C shares and then separately buy Investor Class or Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Investor Class or Class A shares.

You also may exchange shares of a MainStay Fund for shares of an identical class, if offered, of any series of certain other open-end investment companies sponsored, advised or administered by New York Life Investments or any affiliate thereof (provided such series is registered for sale in your state of residence or an exemption from registration is available) some of which are offered in this Prospectus and some of which are offered in separate prospectuses, including:

MainStay 130/30 Core Fund	MainStay ICAP International Fund
MainStay 130/30 International Fund	MainStay ICAP Select Equity Fund
MainStay Balanced Fund	MainStay Income Builder Fund
MainStay Common Stock Fund	MainStay Indexed Bond Fund
MainStay Conservative Allocation Fund	MainStay Intermediate Term Bond Fund
MainStay Convertible Fund	MainStay International Equity Fund
MainStay Epoch Global Choice Fund	MainStay Large Cap Growth Fund*
MainStay Epoch Global Equity Yield Fund	MainStay Marketfield Fund
MainStay Epoch International Small Cap Fund	MainStay MAP Fund
MainStay Epoch U.S. All Cap Fund	MainStay Moderate Allocation Fund
MainStay Epoch U.S. Equity Fund	MainStay Moderate Growth Allocation Fund
MainStay Flexible Bond Opportunities Fund	MainStay Money Market Fund
MainStay Floating Rate Fund	MainStay New York Tax Free Opportunities Fund**
MainStay Global High Income Fund	MainStay Retirement 2010 Fund
MainStay Government Fund	MainStay Retirement 2020 Fund
MainStay Growth Allocation Fund	MainStay Retirement 2030 Fund
MainStay Growth Equity Fund	MainStay Retirement 2040 Fund
MainStay High Yield Corporate Bond Fund	MainStay Retirement 2050 Fund
MainStay High Yield Municipal Bond Fund	MainStay S&P 500 Index Fund
MainStay High Yield Opportunities Fund	MainStay Short Term Bond Fund
MainStay ICAP Equity Fund	MainStay Tax Free Bond Fund
MainStay ICAP Global Fund	MainStay U.S. Small Cap Fund
* Effective January 13, 2012, the Fund was closed to new investors, with certain exceptions.
** The Fund is only registered for sale in CT, FL, DE, MA, NY, NJ and VT.

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that MainStay Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases or not offered for sale in your state.

B-23

Selling and exchanging shares may result in a gain or loss and therefore may be subject to taxes. Consult your tax adviser on the consequences.

Before making an exchange request, read the prospectus of the MainStay Fund you wish to purchase by exchange. You can obtain a prospectus for any MainStay Fund by contacting your broker, financial adviser or other financial institution, by visiting mainstayinvestments.com or by calling the MainStay Funds at 800-MAINSTAY (624-6782).

The exchange privilege is not intended as a vehicle for short term trading, nor are the MainStay Funds designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders (see “Excessive Purchases and Redemptions or Exchanges”).

The MainStay Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange consistent with the requirements of the 1940 Act and rules and interpretations of the SEC thereunder.

In certain circumstances you may have to pay a sales charge.

In addition, if you exchange Class B or Class C shares of a MainStay Fund into Class B or Class C shares of the MainStay Money Market Fund or you exchange Investor Class shares or Class A shares of a MainStay Fund subject to the 1.00% CDSC into Investor Class shares or Class A shares of the MainStay Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into Investor Class, Class A, Class B or Class C shares, as applicable, of another non-money market MainStay Fund. The holding period for purposes of determining conversion of Class B shares into Investor Class or Class A shares also stops until you exchange back into Class B shares of another non-money market MainStay Fund.

Certain clients of NYLIFE Securities LLC who purchased more than $50,000 of Class B shares of the MainStay Funds between January 1, 2003 and June 27, 2007 have the right to convert their Class B shares for Class A shares of the same MainStay Fund at the NAV next computed and without imposition of a contingent deferred sales charge.

We try to make investing easy by offering a variety of programs to buy, sell and exchange MainStay Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.

B-24

Excessive Purchases and Redemptions or Exchanges

The MainStay Funds are not intended to be used as a vehicle for excessive or short-term trading (such as market timing). The interests of a MainStay Fund’s shareholders and the MainStay Fund’s ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of MainStay Fund shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a MainStay Fund’s investment strategies or negatively impact MainStay Fund performance. For example, the Manager or a MainStay Fund’s subadvisor might have to maintain more of a MainStay Fund’s assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of MainStay Fund shares may dilute the value of shares held by long-term shareholders. MainStay Funds investing in securities that are thinly traded, trade infrequently or are relatively illiquid (such as foreign securities, high-yield securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity. For MainStay Funds that invest in foreign investments, securities may be listed on foreign exchanges that trade on days when the MainStay Fund does not calculate NAV, and as a result the market value of the MainStay Fund’s investments may change on days when you cannot purchase or redeem MainStay Fund shares. Furthermore, foreign securities traded on foreign exchanges present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the foreign exchanges but prior to the close of the Exchange. Accordingly, the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of MainStay Fund shares in order to protect long-term MainStay Fund shareholders. These policies are discussed more fully below. There is the risk that the MainStay Funds’ policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. A MainStay Fund may change its policies or procedures at any time without prior notice to shareholders.

The MainStay Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor’s financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the MainStay Funds. In addition, the MainStay Funds reserve the right to reject, limit, or impose other conditions (that are more restrictive than those otherwise stated in the Prospectuses) on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of MainStay Fund shares that could adversely affect a MainStay Fund or its operations, including those from any individual or group who, in the MainStay Funds’ judgment, is likely to harm MainStay Fund shareholders. Pursuant to the MainStay Funds’ policies and procedures, a MainStay Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the MainStay Fund’s long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a MainStay Money Market Fund are not subject to the surveillance procedures. Other exceptions are subject to the advance approval by the MainStay Funds’ Chief Compliance Officer and/or New York Life Investments’ Chief Executive Officer, among others, and are subject to Board oversight. Apart from trading permitted or exceptions granted in accordance with the MainStay Funds’ policies and procedures, no MainStay Fund accommodates, nor has any arrangement to permit, frequent purchases and redemptions of MainStay Fund shares.

The MainStay Funds, through New York Life Investments, the Transfer Agent and the Distributor, maintain surveillance procedures to detect excessive or short-term trading in MainStay Fund shares. As part of this surveillance process, the MainStay Funds examine transactions in MainStay Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. The MainStay Funds also may consider the history of trading activity in all accounts known to be under common ownership, control or influence. To the extent identified under these surveillance procedures, a MainStay Fund will place a 30-day “block” on any account if, during any 30-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 30-day period in that MainStay Fund. The MainStay Funds may modify their surveillance procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances. In certain instances when deemed appropriate, the MainStay Funds may rely on a financial intermediary to apply its market timing procedures to an omnibus account. In certain cases, these procedures may be less restrictive than the MainStay Funds’ procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the manager of such strategies represents to the satisfaction of the MainStay Funds’ Chief Compliance Officer that such investment programs and strategies are consistent with the MainStay Funds’ objective of avoiding disruption due to market timing.

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In addition to these measures, the MainStay Funds may from time to time impose a redemption fee on redemptions or exchanges of MainStay Fund shares made within a certain period of time in order to deter excessive or short-term trading and to offset certain costs associated with such trading.

While the MainStay Funds discourage excessive or short-term trading, there is no assurance that the MainStay Funds or their procedures will be able to effectively detect such activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. The MainStay Funds’ ability to reasonably detect all such trading may be limited, for example, where the MainStay Funds must rely on the cooperation of and/or information provided by financial intermediaries or retirement plans or where the costs of surveillance on certain trading exceeds the anticipated benefit of such surveillance to MainStay Fund shareholders.

FAIR VALUATION AND PORTFOLIO HOLDINGS DISCLOSURE

Determining the MainStay Funds’ Share Prices and the Valuation of Securities

Each MainStay Fund generally calculates its NAV at the close of regular trading on the Exchange (usually 4:00 pm Eastern time) every day the Exchange is open. The MainStay Funds do not calculate their NAVs on days on which the Exchange is closed. The NAV per share for a class of shares is determined by dividing the value of the net assets attributable to that class by the number of shares of that class outstanding on that day.

The value of a MainStay Fund’s other investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of MainStay Money Market Funds). If current market values of the MainStay Funds’ investments are not available or, in the judgment of New York Life Investments, do not accurately reflect the fair value of a security, the security will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a MainStay Fund’s portfolio securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investments, in consultation with the subadvisor (if applicable), deems a particular event could materially affect the NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A MainStay Fund may invest in portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the MainStay Fund does not price its shares. The value of portfolio securities of a MainStay Fund may change on days when shareholders will not be able to purchase or redeem shares.

With respect to any portion of a MainStay Fund’s assets invested in one or more Underlying Funds, the MainStay Fund’s NAV is calculated based upon the NAVs of those Underlying Funds.

The Board has adopted valuation procedures for the MainStay Funds and has delegated day-to-day responsibility for fair value determinations to the MainStay Funds’ Valuation Committee and Valuation Subcommittee. Determinations of the Valuation Committee are subject to review and ratification by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

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The MainStay Funds expect to use fair value pricing for securities actively traded on U.S. exchanges only under very limited circumstances. The MainStay Funds may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, certain MainStay Funds have fair valuation procedures which include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

Please see the SAI for additional information on how NAV is calculated.

PORTFOLIO HOLDINGS INFORMATION

A description of the MainStay Funds’ policies and procedures with respect to the disclosure of each of the MainStay Funds’ portfolio securities holdings is available in the SAI. Generally, a complete schedule of each of the MainStay Funds’ portfolio holdings will be made public on the MainStay Funds’ website at mainstayinvestments.com no earlier than 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-MAINSTAY (624-6782).

In addition, each MainStay Fund’s ten largest holdings, as reported on a quarter-end basis, will be made public no earlier than 15 days after the end of each calendar quarter. The MainStay Funds’ quarterly top ten holdings information is also provided in the Annual Reports and Semi-Annual Reports and in the quarterly holdings report to the SEC on Form N-Q.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as “dividends.” The dividends paid by the MainStay Fund will vary based on the income from its investments and the expenses incurred by the Fund.

We reserve the right to automatically reinvest dividend distributions of less than $10.00.

Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year to the extent that dividends and/or capital gains are available for distribution. Dividends from the net investment income (if any) of the Fund are declared and paid at least annually.

You generally begin earning dividends the next business day after the MainStay Funds receives your purchase request in good order.

Buy after the dividend payment. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

Capital Gains

The Fund earns capital gains when it sells securities at a profit.

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When the Fund Pays Capital Gains

The Fund will normally declare and distribute any capital gains to shareholders annually, typically in December.

How to Take Your Earnings

You may receive your portion of Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial adviser (if permitted) or the Fund directly. The seven choices are:

1.	Reinvest dividends and capital gains in:
•	the Fund; or
•	another MainStay Fund of your choice (other than a MainStay Fund that is closed, either to new investors or to new share purchases).
2.	Take the dividends in cash and reinvest the capital gains in the Fund.
3.	Take the capital gains in cash and reinvest the dividends in the Fund.
4.	Take a percentage of dividends or capital gains in cash and reinvest the remainder in the Fund.
5.	Take dividends and capital gains in cash.
6.	Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the Fund.
7.	Reinvest all or a percentage of the dividends in another MainStay Fund (other than a MainStay Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the Fund.

If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through the automatic reinvestment of dividends or capital gains.

UNDERSTAND THE TAX CONSEQUENCES

Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable law. If you are not a tax-exempt shareholder virtually all of the dividends and capital gains distributions you receive from the Fund are taxable, whether you take them as cash or automatically reinvest them. The Fund’s realized capital gains are taxed based on the length of time the Fund holds its investments, regardless of how long you hold Fund shares. Generally, if the Fund realizes long-term capital gains, the capital gains distributions are taxed as long-term capital gains; earnings realized from short-term capital gains and income generated on debt investments, dividend income and other sources are generally taxed as ordinary income upon distribution. The current long-term capital gains maximum tax rate of 15% is scheduled to increase to 20% after 2012.

For individual shareholders, a portion of the dividends received from the Fund may be treated as “qualified dividend income,” which is currently taxable to individuals at a maximum rate of 15%, to the extent that the Fund receives qualified dividend income from domestic corporations and certain qualified foreign corporations and that certain holding period and other requirements are met. The shareholder must also generally satisfy a more than 60-day holding period requirement with respect to each distribution of qualified dividends in order to qualify for the 15% rate on such distributions. For certain corporate shareholders, a portion of the dividends received from the Fund may qualify for the corporate dividends received deductions if certain conditions are met. The favorable treatment of any qualified dividend income is scheduled to expire after 2012.

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“Tax-Free” Rarely Means “Totally Tax-Free”

•	A tax-free fund may earn taxable income—in other words, you may have taxable income even from a generally tax-free fund.
•	Tax-exempt dividends may still be subject to state and local taxes.
•	Any time you sell shares—even shares of a tax-free fund—you will be subject to tax on any gain (the rise in the share price above the price at which you purchased the shares).
•	If you sell shares of a tax-free fund at a loss after receiving a tax-exempt dividend, and you have held the shares for six months or less, then you may not be allowed to claim a loss on the sale.
•	If you sell shares in a tax-free fund before you become entitled to receive tax-exempt interest as a dividend, the amount that would have been treated as a tax-free dividend will instead be treated as a taxable part of the sales proceeds.
•	Some tax-exempt income may be subject to the alternative minimum tax.
•	Capital gains declared in a tax-free fund are not tax-free.
•	Acquisitions of municipal securities at a market discount may also result in ordinary income.

Tax Reporting and Withholding

We will mail your tax report each year by February 15. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as qualified dividends, and which, if any, as long term capital gains.

The Fund may be required to withhold U.S. federal income tax, currently at the rate of 28% (scheduled to increase to 31% after 2012), of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. shareholders will generally be subject to U.S. tax withholding at the rate of 30% (or a lower rate under a tax treaty if applicable) on distributions by the Fund.

Return of Capital

If the Fund’s distributions exceed its taxable income and capital gains realized in any year, such excess distributions will constitute a return of capital for federal income tax purposes. A return of capital generally will not be taxable to you at the time of the distribution, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell shares.

However, if the Fund has available capital loss carryforwards to offset its capital gains realized in any year, and its distributions exceed its income alone, all or a portion of the excess distributions may not be treated, for tax purposes, as a return of capital, and would be taxable to shareholders as ordinary income.

Tax Treatment of Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain or loss on the transaction will be tax reportable if you are not a tax-exempt shareholder.

Seek professional assistance. Your financial adviser can help you keep your investment goals coordinated with your tax considerations. However, regarding tax advice, always rely on your tax adviser. For additional information on federal, state and local taxation, see the SAI.

Do not overlook sales charges. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

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APPENDIX C

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

Information about each Fund’s principal investments, investment practices and principal risks appears at the beginning of this Proxy Statement/Prospectus. The information below further describes the investment practices and risks pertinent to the Funds. Additional information about the investment practices of the Funds and risks pertinent to these practices is included in the Acquiring Fund SAI and Growth Equity Fund SAI.

American Depositary Receipts (“ADRs”)

The Funds may invest in ADRs. ADRs, which are typically issued by a U.S. financial institution (a “depositary”), evidence ownership interests in a security or pool of securities issued by a foreign company which are held by a depositary. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Because ADRs are not denominated in the same currency as the underlying securities into which they may be converted, they are subject to currency risks. In addition, depositary receipts involve many of the same risks of investing directly in foreign securities. Generally, ADRs are considered to be foreign securities.

Debt Securities

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes, and debentures.

Some debt securities pay interest at fixed rates of return, while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

•	Credit risk: The purchaser of a debt security lends money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment.
•	Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the net asset value (“NAV”) of a Fund that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of a Fund that holds debt securities with a shorter average maturity.
•	Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.
•	Interest rate risk: The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up.

Debt securities rated below investment grade by independent rating agencies, such as Standard & Poor’s (“S&P”) or Moody’s Investor Service, Inc. (“Moody’s”) are considered to have speculative characteristics and some may be commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

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The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a Fund’s duration, the more it will react to changes in interest rates and the greater the risk and return potential.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Fund manage duration and risk, and attempts to create a more consistent return.

Derivative Transactions

The Funds may enter into derivative transactions, or “derivatives,” which may include options, futures, options on futures and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be hard to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency or index. As a result, derivatives can be highly volatile. If the Manager or the Subadvisor is incorrect about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using derivatives, there is a risk that a Fund will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, the Fund could experience the loss of some or all of its investment or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, and an inability to realize any gains on its investment during such period. A Fund may also incur fees and expenses in enforcing its rights. In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. As investment companies registered with the Securities and Exchange Commission (“SEC”), the Funds must maintain reserves of liquid assets to “cover” obligations with respect to certain kinds of derivative instruments.

Emerging Markets

The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

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Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Equity Securities

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When a Fund buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on the domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts.

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

•	Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.
•	Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.
•	Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of a Fund’s holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Exchange Traded Funds (“ETFs”)

To the extent a Fund may invest in securities of other investment companies, the Fund may invest in shares of ETFs. ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The price of an ETF is derived from and based upon the securities held by the ETF. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund’s investment in ETFs. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. A Fund may from time to time invest in ETFs, primarily as a means of gaining exposure for the portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Fund.

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Foreign Securities

Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S. Generally, foreign debt securities are issued by companies organized outside the U.S., but may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems. See “Emerging Markets” above.

Many of the foreign securities in which the Funds invest will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds’ assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See “Risk Management Techniques” below.

Futures Transactions

A Fund may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. A Fund may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Fund’s ability to invest in foreign currencies, each Fund may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Funds also may enter into futures contracts traded on foreign futures exchanges.

A Fund may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund’s securities. A Fund may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract. If no liquid market exists, a Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund’s securities being hedged, even if the hedging vehicle closely correlates with the Fund’s investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, a Fund will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

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Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)

To the extent a Fund may invest in foreign securities, a Fund may invest in GDRs and EDRs. GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. GDRs and EDRs may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Growth Stocks

Certain Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such “growth stocks” typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Illiquid and Restricted Securities

A Fund’s investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid and restricted securities is that they may be difficult to sell. Securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a Fund’s portfolio become illiquid, a Fund may exceed its limit on illiquid instruments. In the event that this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Funds’ Boards. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a Fund’s NAV. For more information on fair valuation, please see “Fair Valuation and Portfolio Holdings Disclosure.”

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.

Information Regarding Standard & Poor’s®

“Standard & Poor’s®,” “S&P®,”“S&P 500®,” “Standard & Poor’s 500,” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by New York Life Investments. The MainStay S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

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Initial Public Offerings (“IPOs”)

Certain Funds may invest in securities that are made available in IPOs. IPO securities may be volatile, and the Funds cannot predict whether investments in IPOs will be successful. As a Fund grows in size, the positive effect of IPO investments on the Fund may decrease.

Investment Policies and Objectives

Certain of the Funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted a policy that it will, under normal circumstances invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name. For a list of these policies, please see the SAI. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. The MainStay Funds have adopted a policy to provide a Fund’s shareholders with at least 60 days’ prior notice of any change in this non-fundamental policy. For additional information, please see the SAI.

When the discussion states that a Fund invests “primarily” in a certain type or style of investment, this means that under normal circumstances the Fund will invest at least 65% of its assets, as described above, in that type or style of investment.

Certain of the Funds can invest their net assets in ETFs that invest in similar securities and count such holdings towards various guideline tests (such as the 80% test required under Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)).

Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Large Transaction Risks

From time to time, the Funds may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on a Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund’s transaction costs. The Funds have adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Lending of Portfolio Securities

Although not considered to be a principal investment strategy at this time, all of the Funds may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Funds’ Boards. A risk of lending portfolio securities, as with other extensions of credit, is the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Manager, the Subadvisors, or its/their agents, will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

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Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which a Fund may purchase. A Participation in a novation of a corporate loan involves a Fund assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Fund may purchase a Participation in an assignment of all or a portion of a lender’s interest in a corporate loan, in which case a Fund may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender’s rights in the underlying corporate loan. Third, a Fund may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Fund must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Fund must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Fund and the co-lender.

Mid-Cap and Small-Cap Stocks

The general risks associated with equity securities and liquidity risk are particularly pronounced for stocks of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Stocks of mid-capitalization and small-capitalization companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Generally, the smaller the company, the greater these risks become.

Options

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option. If a Fund’s Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

Other Investment Companies

A Fund may invest in other investment companies, including open-end funds, closed-end funds, and ETFs.

A Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the Fund’s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

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Portfolio Turnover

Portfolio turnover measures the amount of trading a Fund does during the year. Due to their trading strategies, certain Funds may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in the relevant summary sections for each Fund and the Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. A Fund with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you’ll pay taxes, even if you don’t sell any shares by year-end).

Real Estate Investment Trusts (“REITs”)

The Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values, extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency.

Rights and Warrants

To the extent that a Fund invests in equity securities, the Fund may invest in rights and warrants. The holder of a stock purchase right or a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such right or warrant.

Risk Management Techniques

Various techniques can be used to increase or decrease a Fund’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of a Fund’s portfolio of investments. For example, to gain exposure to a particular market, a Fund may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as “hedging.” If the Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

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Short Sales

If a security sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. A Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

When borrowing a security for delivery to a buyer, a Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security.

Until a Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, a Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, a Fund is employing a form of leverage, which creates special risks. The use of leverage may increase a Fund’s exposure to long equity positions and make any change in the Fund’s NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund’s leveraging strategy will be successful. A Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

Swap Agreements

The Funds may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether the Manager or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to the Fund. For example, credit default swaps can result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearinghouse. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Fund would lose the value of the security it should have received in the swap. For additional information on swaps, see “Derivative Transactions” above. Also, see the “Tax Information” section in the SAI for information regarding the tax considerations relating to swap agreements.

C-9

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions, for temporary defensive purposes or for liquidity purposes, each Fund may invest outside the scope of its principal investment strategies. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective. Under such conditions, each Fund may invest without limit in cash or money market securities or other investments.

In unusual market conditions, the MainStay International Equity Fund may invest all or a portion of its assets in equity securities of U.S. issuers, investment grade notes and bonds, and cash and cash equivalents.

Value Stocks

The Funds may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such “value stocks” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what the Fund’s portfolio manager believes is their full value or that they may go down in value. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of that company’s stocks may decline or may not approach the value that the portfolio manager anticipates.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. There is a risk that the security could be worth less when it is issued than the price the Fund agreed to pay when it made the commitment. Similarly, a Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities.

Zero Coupon and Payment-in-Kind Bonds

One or more of the Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Certain Funds may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Funds on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which a Fund must accrue and distribute every year even though the Fund receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

C-10

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security’s maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, a Fund may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

C-11

APPENDIX D

The following fundamental investment restrictions apply to the MainStay Cornerstone Growth Fund and the MainStay Growth Equity Fund, and may not be changed without shareholder approval. “Value” for the purposes of all investment restrictions shall mean the value used in determining a Fund’s NAV.

Fundamental Investment Restriction	MainStay Growth Equity Fund	MainStay Cornerstone Growth Fund
Concentration	The Fund may not invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be “periodically industry concentrated,” (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Fund elects to be so classified and the foregoing limitation shall no longer apply with respect to the Fund.	The Fund may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to the Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)).

Diversification

The Fund may not invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and

The Fund may not invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities.

The Fund shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Borrowing Money and Issuing Senior Securities	The Fund may not borrow money or issue senior securities, except that the Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act.

The Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund may issue senior securities, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

D-1

Fundamental Investment Restriction	MainStay Growth Equity Fund	MainStay Cornerstone Growth Fund
Lending

The Fund may not lend any funds or other assets, except that the Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board.

The Fund may make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Purchasing or Selling Real Estate	The Fund may not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein).

The Fund may purchase or sell real estate or any interest therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Purchasing or Selling Commodities

The Fund may not purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in the SAI, (i) the Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) the Fund may enter into spot or forward foreign currency contracts and foreign currency options.

The Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
Underwriting Securities

The Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

The Fund may act as an underwriter of securities within the meaning of the 1933 Act to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The following non-fundamental investment restrictions apply to the Acquiring Fund and Growth Equity Fund, and may be changed without shareholder approval.

Non-Fundamental Investment Restriction	MainStay Growth Equity Fund	MainStay Cornerstone Growth Fund
Acquiring Securities of Other Registered Open-End Investment Companies	The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.	The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

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APPENDIX E

FINANCIAL HIGHLIGHTS OF THE ACQUIRING FUND

The financial highlights tables are intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns presented in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial highlights for MainStay Cornerstone Growth Fund reflect the historical financial highlights of Keystone Large Cap Growth Fund, a series of Keystone Mutual Funds (“Keystone Fund”). Upon completion of the reorganization of Keystone Fund with and into MainStay Cornerstone Growth Fund, expected on or about January 18, 2013, the Class A and Class I shares of MainStay Cornerstone Growth Fund will assume the performance, financial and other historical information of the existing classes of shares of the Keystone Fund.

The information for all periods has been audited by the independent registered public accounting firm for the Keystone Fund (“Predecessor Accounting Firm”), which is a different firm from the independent registered public accounting firm for the Fund. The reports of the Predecessor Accounting Firm, along with Keystone Fund’s financial statements (which have been adopted by the Fund), are included in the annual reports of Keystone Fund, which are available upon request.

E-1

MainStay Cornerstone Growth Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended June 30,
Class A	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$30.71	$21.10	$20.24	$26.43	$30.30
Net investment (loss) (1)	(0.07)	(0.18)	(0.12)	(0.06)	(0.16)
Net realized and unrealized gain (loss) on investments	0.16	9.79	0.98	(6.13)	(1.12)
Total from Investment Operations	0.09	9.61	0.86	(6.19)	(1.28)
Distributions from net realized gain	(1.39)	—	—	—	(2.53)
Distributions from return of capital	—	—	—	—	(0.06)
Total Distributions	(1.39)	—	—	—	(2.59)
Net Asset Value, End of Period	$29.41	$30.71	$21.10	$20.24	$26.43
Total return	0.72%	45.55%	4.25%	(23.42)%	(5.29)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period	$35,679,649	$155,583,247	$171,329,686	$106,119,082	$120,413,870
Ratio of expenses to average net assets:
Before expense waivers and reimbursements	1.34%	1.33%	1.39%	1.54%	1.64%
After expense waivers and reimbursements	1.34%	1.40%	1.48%	1.50%	1.50%
Ratio of net investment loss to average net assets:
Before expense waivers and reimbursements	(0.24)%	(0.58)%	(0.42)%	(0.37)%	(0.68)%
After expense waivers and reimbursements	(0.24)%	(0.65)%	(0.51)%	(0.33)%	(0.54)%
Portfolio turnover rate (2)	114%	120%	132%	192%	142%

(1)	Calculated using average shares outstanding method.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

E-2

MainStay Cornerstone Growth Fund

(a series of MainStay Funds Trust)

(Selected per share data and ratios)

	Year ended June 30,
Class I	2012	2011	2010 (1)
Net Asset Value, Beginning of Period	$30.84	$21.14	$22.64
Net investment loss (2)	0.00 (6)	(0.11)	(0.04)
Net realized and unrealized gain (loss) on investments	0.18	9.81	(1.46)
Total from Investment Operations	0.18	9.70	(1.50)
Distributions from net realized gain	(1.39)	—	—
Total Distributions	(1.39)	—	—
Net Asset Value, End of Period	$29.63	$30.84	$21.14
Total return	1.02%	45.88	(6.63	)(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period	$289,136,020	$142,960,004	$7,518,399
Ratio of expenses to average net assets:
Before expense waivers and reimbursements	1.10%	1.10%	1.12	%(4)
After expense waivers and reimbursements	1.10%	1.14%	1.20	%(4)
Ratio of net investment income (loss) to average net assets:
Before expense waivers and reimbursements	0.01%	(0.34)%	(0.18	)%(4)
After expense waivers and reimbursements	0.01%	(0.38)%	(0.26	)%(4)
Portfolio turnover rate (5)	114%	120%	132%

(1)	Reflects operations for the period from November 2, 2009 (commencement of operations) to June 30, 2010.
(2)	Calculated using average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6)	Less than $0.01

E-3

APPENDIX F

RECORD DATE, OUTSTANDING SHARES

AND INTERESTS OF CERTAIN PERSONS

There were [____________] shares of the Growth Equity Fund that were outstanding and entitled to vote as of the close of business on the Record Date.

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Growth Equity Fund or Acquiring Fund. Shareholders indicated below holding greater than 25% or more of a Fund are considered “controlling persons” of that Fund under the 1940 Act.

F-1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for MainStay Growth Equity Fund

Special Meeting of Shareholders to be held on January 7, 2013.

The Proxy Statement for this meeting is available at: [https://www.________.com]

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE MAINSTAY FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal: if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the MainStay Growth Equity Fund (“Growth Equity Fund”), a series of MainStay Funds Trust, by MainStay Cornerstone Growth Fund (“Acquiring Fund”), a series of MainStay Funds Trust, in exchange for shares of the Acquiring Fund, followed by complete liquidation of the Growth Equity Fund; and	☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.	☐	☐	☐

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY.

MAINSTAY FUNDS TRUST

MainStay Cornerstone Growth Fund

Statement of Additional Information

November 2, 2012

Acquisition of the Assets and Liabilities of the MainStay Growth Equity Fund, (a series of MainStay Funds Trust) (the “Growth Equity Fund”) 51 Madison Avenue, New York, New York 10010	By, and in Exchange for, Shares of the MainStay Cornerstone Growth Fund (a series of MainStay Funds Trust) (the “Acquiring Fund”) 51 Madison Avenue New York, New York 10010

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated November 2, 2012, relating specifically to the proposed transfer of the assets of the Growth Equity Fund to the Acquiring Fund and the assumption of the liabilities of the Growth Equity Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to those of the Growth Equity Fund (the “Reorganization”). Unless otherwise indicated, capitalized terms used herein have the same meanings as are given to them in the Proxy Statement/Prospectus. The Reorganization is subject to approval by the shareholders of the Growth Equity Fund.

To obtain a copy of the Proxy Statement/Prospectus, please contact MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, by calling toll-free 800-MAINSTAY (624-6782), or by visiting our website at mainstayinvestments.com.

General Information

A Special Meeting of Shareholders of the Growth Equity Fund will be held to consider the proposed Reorganization on January 7, 2013 at 12:00 pm Eastern time at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. For further information about the Reorganization, see the Proxy Statement/Prospectus.

DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS

This Statement of Additional Information of the Acquiring Fund consists of these introductory pages, the accompanying pro forma financial statements and related notes and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.	The Statement of Additional Information for the Growth Equity Fund dated February 28, 2012, as amended November 2, 2012 (Accession Number __________);

2.	The Financial Statements of the Growth Equity Fund as included in the Growth Equity Fund’s Annual Report for the year ended October 31, 2011, as filed on January 9, 2012 (Accession Number 0000950123-12-000542).

Reorganization between MainStay Growth Equity Fund and

MainStay Cornerstone Growth Fund

FINANCIAL STATEMENTS

For additional information, see the June 30, 2012 annual report of the Keystone Large Cap Growth Fund (predecessor fund to the MainStay Cornerstone Growth Fund) and the October 31, 2011 annual report of the Growth Equity Fund.

PRO FORMA FINANCIAL INFORMATION

The pro forma information provided herein should be read in conjunction with the annual reports noted above which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the twelve-month period ended June 30, 2012 is intended to present ratios and supplemental data as if the Reorganization of the Growth Equity Fund into the Acquiring Fund had been consummated at July 1, 2011. The Reorganization is intended to consolidate the Growth Equity Fund with a similar fund.

Prior to the Reorganization, New York Life Investments, through its affiliate Madison Square Investors, LLC (“Madison Square Investors”) purchased a minority stake in Cornerstone Capital Management, LLC (“Cornerstone LLC”). Cornerstone LLC is the investment advisor to the Keystone Large Cap Growth Fund which was adopted into the MainStay Fund family and merged into the Acquiring Fund, a shell of MainStay Funds Trust. The Acquiring Fund will be used to receive the assets of the Growth Equity Fund. Following the Reorganization, the Acquiring Fund will be the accounting survivor.

The Growth Equity Fund and the Acquiring Fund are both managed by New York Life Investments. The Growth Equity Fund is subadvised by Madison Square Investors while the Acquiring Fund is subadvised by Cornerstone LLC. The Growth Equity Fund and the Acquiring Fund are each a diversified series of MainStay Funds Trust.

The purpose of the Reorganization is to combine two funds with similar investment objectives. The combined fund offers economies of scale that may lead to lower shareholder expenses and greater growth potential.

The Growth Equity Fund offers five classes of shares: Investor Class, Class A, Class B, Class C and Class I shares. Class A and Investor Class shares of the Growth Equity Fund are subject to distribution and/or service (12b-1) fees equal to an annual rate of 0.25% of the average daily net assets of Class A and Investor Class shares. Class B and Class C shares of the Growth Equity Fund are subject to a distribution fee equal to an annual rate of 0.75% of the average daily net assets of Class B and Class C shares along with a service fee equal to an annual rate of 0.25% of the average daily net assets of Class B and Class C shares. Class I shares of the MainStay Growth Equity Fund are not subject to any distribution and/or service (12b-1) fees.

In connection with the Reorganization, Investor Class, Class A, Class B, Class C and Class I shareholders of the Growth Equity Fund will receive Investor Class, Class A, Class B, Class C and Class I shares, respectively, of the Acquiring Fund. The Acquiring Fund also offers Class R2 shares but they are not part of the Reorganization. Investor Class, Class A and Class R2 shares of the Acquiring Fund are subject to distribution and/or service (12b-1) fees equal to an annual rate of 0.25% of the average daily net assets of Investor Class, Class A and R2 shares. Class B and Class C shares of the Acquiring Fund are subject to a distribution fee equal to an annual rate of 0.75% of the average daily net assets of Class B and Class C shares along with a service fee equal to an annual rate of 0.25% of the average daily net assets of Class B and Class C shares. Class I shares of the Acquiring Fund are not subject to any distribution and/or service (12b-1) fees.

The net assets of the Growth Equity Fund as of June 30, 2012 amounted to approximately $535 million. If the Reorganization of Keystone Large Cap Growth Fund into the Acquiring Fund was completed on July 1, 2012, the net assets of the Acquiring Fund as of June 30, 2012 would have amounted to approximately $325 million. The net assets for the combined fund as of June 30, 2012 would have been approximately $860 million.

Each Fund pays New York Life Investments management fees equal to an annual percentage of its average daily net assets. The Growth Equity Fund pays New York Life Investments a management fee as an annual percentage of the fund’s average daily net assets as follows: 0.70% on assets up to $500 million and 0.675% on assets over $500 million. The Acquiring Fund will pay New York Life Investments a management fee as an annual percentage of the Acquiring Fund’s average daily net assets, as shown in the following table.

Assets up to $500 million	0.70%
Assets from $500 million to $1 billion	0.675%
Asset in excess of $1 billion	0.65%

New York Life Investments pays subadvisory fees to Cornerstone LLC from its own assets and not from the Acquiring Fund’s assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Class A and Class I shares of the Acquiring Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: 1.34% for Class A shares and 1.09% for Class I shares. This expense limitation agreement will be in effect for a two-year period after the closing date. Additionally, New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Class A and Class I shares of the Acquiring Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: 1.17% for Class A shares and 0.92% for Class I shares until February 28, 2014. This agreement may be terminated at any time.

The following table identifies the various service providers to the Funds, other than each Fund’s manager and subadvisor. Each of these service providers has entered into an agreement with MainStay Funds Trust, as the case may be, that governs the provisions to the Funds.

	MainStay Growth Equity Fund	MainStay Cornerstone Growth Fund
Distributor	NYLIFE Distributors LLC	NYLIFE Distributors LLC
Transfer agent	NYLIM Service Co.	NYLIM Service Co.
Custodian	State Street Bank & Trust	State Street Bank & Trust
Independent registered public accounting firm	KPMG LLP	KPMG LLP

On a pro forma basis, for the twelve months ended June 30, 2012, the Reorganization would have resulted in a decrease in management fees of $66,805 or less than 0.01% of net assets and a decrease in other operating expenses (including custodian fees and audit fees) of approximately $143,945 or 0.02% of net assets on a pro forma basis for the period ended June 30, 2012. Growth Equity Fund Class A and Class I shareholders are projected to experience an increase in transfer agency fees driven by the current lower average account size of the Fund. New York Life Investments believes that the average account size is likely to increase over time following the Reorganization. The shareholders will also benefit from certain expense limitations described previously.

No significant accounting policies will change as a result of the Reorganization, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Code.

The majority of the securities held by the Growth Equity Fund will have to be sold in connection with the merger for the purpose of complying with the investment policies or limitations of the Acquiring Fund. Accordingly, the portfolio turnover and transaction costs associated with sales of these securities will be borne by the Growth Equity Fund. Portfolio turnover related to the Reorganization is anticipated to be as high as 80%. This turnover would be in addition to the normal portfolio turnover, which was 114% of the average value of the Acquiring Fund’s portfolio at fiscal year ended June 30, 2012. The portfolio turnover anticipated to be necessary as a result of the Reorganization could result in significant transaction expenses. The cost of these portfolio adjustments is anticipated to be up to $300,000.

It is anticipated that the Reorganization will qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Code. Accordingly, pursuant to this treatment, neither the Growth Equity Fund, the Acquiring Fund, not the shareholders are expected to recognize any gain or loss for Federal income tax purposes from the transactions contemplated by the Reorganization Agreement, and the aggregate tax basis of the Acquiring Fund shares received by each Growth Equity Fund shareholder will be the same as the aggregate tax basis of the shares of Growth Equity Fund exchanged therefor immediately before the Reorganization. At June 30, 2012, the Growth Equity Fund had capital loss carryforwards of approximately $45,764,000 that expire in 2016. At June 30, 2012, the Acquiring Fund did not have capital loss carryforwards.

New York Life Investments and Cornerstone LLC will pay the costs (except for brokerage fees) incurred in connection with entering into and carrying out the provisions of the Reorganization Agreement, whether or not the Reorganization occurs. Organizational costs related to the creation of the Acquiring Fund will be absorbed by the Acquiring Fund and consequently its shareholders.

MAINSTAY FUNDS TRUST

PART C

OTHER INFORMATION

ITEM 15.	INDEMNIFICATION

New York Life Insurance Company maintains Trustees & Officers Liability insurance coverage. The policy covers the Trustees, Officers, and Trustees of New York Life, its subsidiaries and certain affiliates, including MainStay Funds Trust (the “Registrant”). Subject to the policy’s terms, conditions, deductible and retentions, Trustees, Officers and Trustees are covered for claims made against them while acting in their capacities as such. The primary policy is issued by Zurich-American Insurance Company, and the excess policies are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

Article VII of Registrant’s Declaration of Trust states as follows:

Section 3. Indemnification.

(a)	For purposes of this Section 3 and Section 5 of this Article VII and any related provisions of the By-laws, “Agent” means any Person who is, was or becomes an employee or other agent of the Trust who is not a Covered Person; “Proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “liabilities” and “expenses” include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

(b)	Subject to the exceptions and limitations contained in this Section, as well as any procedural requirements set forth in the By-Laws:

(i)          every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii)         every Person who is, has been, or becomes an Agent of the Trust may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been an Agent, and against amounts paid or incurred by him in the settlement thereof;

(iii)        every Person who is serving or has served at the request of the Trust as a trustee, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any Proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having held such Other Position, and against amounts paid or incurred by him in the settlement thereof;

(c)	Without limitation of the foregoing and subject to the exceptions and limitations set forth in this Section, as well as any procedural requirements set forth in the By-Laws, the Trust shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any Proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act.

(d)	No indemnification shall be provided hereunder to any Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (collectively, “Disabling Conduct”) or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

(e)	With respect to any Proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the Proceeding was brought, no indemnification shall be provided to a Trustee, officer, Agent or other Person unless there has been a dismissal of the Proceeding by the court or other body before which it was brought for insufficiency of evidence of any Disabling Conduct with which such Trustee, officer, Agent or other Person has been charged or a determination that such Trustee, officer, Agent or other Person did not engage in Disabling Conduct:

(i)          by the court or other body before which the Proceeding was brought;

(ii)         by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the Proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(iii)        by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(f)	The Trust’s financial obligations arising from the indemnification provided herein or in the By-Laws (i) may be insured by policies maintained by the Trust; (ii) shall be severable; (iii) shall not be exclusive of or affect any other rights to which any Person may now or hereafter be entitled; and (iv) shall continue as to a Person who has ceased to be subject to indemnification as provided in this Section as to acts or omissions that occurred while the Person was indemnified as provided herein and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, may be entitled, and other persons may be entitled by contract or otherwise under law.

(g)	Expenses of a Person entitled to indemnification hereunder in connection with the defense of any Proceeding of the character described in paragraphs (a) and (b) above may be advanced by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that either (i) such Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Person will be found entitled to indemnification under Section 3.

Section 5. Insurance.

The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Person entitled to indemnification from the Trust in connection with any proceeding in which he or she may become involved by virtue of his or her capacity or former capacity entitling him or her to indemnification hereunder.

In addition, each Trustee has entered into a written agreement with the Registrant pursuant to which the Registrant is contractually obligated to indemnify the Trustees to the fullest extent permitted by law and by the Declaration of Trust and By-laws of the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.	EXHIBITS

(1)	Charter of Registrant

a.	Certificate of Trust as filed with the State of Delaware on April 28, 2009 – Previously filed as Exhibit (a)(1) to Registrant’s Initial Registration Statement on Form N-1A.*
b.	Declaration of Trust dated April 8, 2009 – Previously filed as Exhibit (a)(2) to Registrant’s Initial Registration Statement on Form N-1A.*

(2)	By-Laws

a.	Filed April 8, 2009 – Previously filed as Exhibit (b) to Registrant’s Initial Registration Statement on Form N-1A.*

(3)	Voting Trust Agreement – Inapplicable.

(4)	Agreements of Reorganization

a.	Form of Agreement and Plan of Reorganization between each Acquired Fund and its respective Acquiring Fund – Filed herewith as Exhibit A to this Proxy Statement/Prospectus.

(5)	See the Declaration of Trust, as amended (Exhibit 1 above) and the Amended and Restated By-Laws (Exhibit 2 above).

(6)	Investment Advisory Contracts

a.	Management Agreement between the Registrant and New York Life Investment Management LLC dated November 10, 2009 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011 *
1.	Amendment dated February 26, 2010 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
2.	Amendment dated March 30, 2010 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
3.	Amendment dated August 1, 2010 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
b.	Subadvisory Agreement between New York Life Investment Management LLC and Epoch Investment Partners, Inc. dated June 29, 2009 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
1.	Amendment dated November 10, 2009 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*

2.	Amendment dated November 20, 2009 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
c.	Subadvisory Agreement between New York Life Investment Management LLC and MacKay Shields LLC dated February 26, 2010 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
1.	Amendment dated March 30, 2010 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
d.	Subadvisory Agreement between New York Life Investment Management LLC and Madison Square Investors LLC dated February 26, 2010 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
e.	Subadvisory Agreement between New York Life Investment Management LLC and Institutional Capital LLC dated February 26, 2010 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
1.	Amendment dated August 1, 2010 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*

(7)	Underwriting Contracts

a.	Distribution Agreement dated November 10, 2009 between the Registrant and NYLIFE Distributors LLC – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
1.	Amendment dated October 1, 2010 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
b.	Form of Soliciting Dealer Agreement – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*

(8)	Bonus or Profit Sharing Contracts – Inapplicable.

(9)	Custodian Agreements

a.	Amended and Restated Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2011 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
b.	Amended and Restated Master Delegation Agreement with State Street Bank and Trust Company dated January 1, 2011 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*

(10)	Rule 12b-1 and Rule 18f-3 Plan

a.	Plan of Distribution Pursuant to Rule 12b-1 for Investor Class shares of Registrant – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
b.	Plan of Distribution Pursuant to Rule 12b-1 for Class A shares of Registrant – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
c.	Plan of Distribution Pursuant to Rule 12b-1 for Class B shares of Registrant – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
d.	Plan of Distribution Pursuant to Rule 12b-1 for Class C shares of Registrant – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
e.	Plan of Distribution Pursuant to Rule 12b-1 for Class R2 shares of Registrant – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
f.	Plan of Distribution Pursuant to Rule 12b-1 for Class R3 shares of Registrant – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
g.	Amendments dated February 26, 2010 to the Class A, B, C, R2 and R3 12b-1 Plans – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
h.	Amendments dated March 30, 2010 to the Class A, B, C, R2 and R3 12b-1 Plans – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
i.	Multiple Class Plan Pursuant to Rule 18f-3 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*

1.	Amendments dated February 26, 2010 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
2.	Amendments dated March 30, 2010 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*

(11)	Opinions of counsel regarding legality of the securities being registered – Filed herewith.

(12)	Tax Opinions – To be filed by amendment.

(13)	Other Material Contracts

a.	Transfer Agency Agreements
1.	Amended and Restated Transfer Agency and Service Agreement with NYLIM Service Company LLC dated October 1, 2008 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*
(a)	Amendment dated November 12, 2009 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
(b)	Amendment dated November 24, 2009 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
(c)	Amendment dated February 26, 2010 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
(d)	Amendment dated March 30, 2010 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
(e)	Amendment dated January 1, 2011 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
2.	Sub-Transfer Agency and Service Agreement between NYLIM Service Company LLC and Boston Financial Data Services, Inc. dated October 1, 2005 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*
(a)	Amendment dated October 1, 2008 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*
(b)	Amendment dated November 12, 2009 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
(c)	Amendment dated November 24, 2009 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
(d)	Amendment dated February 26, 2010 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
(e)	Amendment dated March 30, 2010 – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
b.	Sub-Accounting and Sub-Administration Agreements
1.	Master Fund Sub-Accounting and Sub-Administration Agreement between New York Life Investment Management LLC and Investors Bank & Trust Company dated June 30, 2005 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*
(a)	Extension Agreement (with regard to Master Fund Sub-Accounting and Sub-Administration Agreement) between New York Life Investment Management LLC and State Street Bank & Trust Company dated January 31, 2008 – Previously filed with Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on October 30, 2009.*
(b)	Amendment dated November 12, 2009 to the Master Fund Sub-Accounting and Sub-Administration Agreement – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
(c)	Amendment dated November 20, 2009 to the Master Fund Sub-Accounting and Sub-Administration Agreement – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*

(d)	Amendment dated November 24, 2009 to the Master Fund Sub-Accounting and Sub-Administration Agreement – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
(e)	Amendment dated February 26, 2010 to the Master Fund Sub-Accounting and Sub-Administration Agreement – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
(f)	Amendment dated March 30, 2010 to the Master Fund Sub-Accounting and Sub-Administration Agreement – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
c.	Shareholder Service Plans
1.	Shareholder Service Plan for Class R1 shares – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
2.	Shareholder Service Plan for Class R2 shares – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
3.	Shareholder Service Plan for Class R3 shares – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
4.	Shareholder Service Plan for Sweep shares – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*

(a)	Amendments dated February 26, 2010 to the Shareholder Services Plan for Class R1, R2 and R3 shares – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
(b)	Amendments dated March 30, 2010 to the Shareholder Services Plan for Class R1, R2 and R3 shares – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
d.	Indemnification Agreement – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
e.	Expense Limitation Agreements and Fee Waivers
1.	Expense Limitation Agreement dated November 13, 2009 with respect to the MainStay Epoch Funds – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
2.	Expense Limitation Agreement dated February 26, 2010 for the Funds of the Trust excluding 130/30 Funds – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
3.	Notice of Fee Waiver dated February 26, 2010 with respect to Retirement & Intermediate Term Bond Funds – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
4.	Expense Limitation Agreement dated March 30, 2010 with respect to the MainStay High Yield Municipal Bond Fund – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
5.	Notice of Voluntary Waiver dated April 1, 2010 with respect to Class R1 shares of MainStay ICAP International and MainStay ICAP Equity Funds – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*
6.	Amended and Restated Expense Limitation Agreement dated August 1, 2010 with respect to the 130/30 Funds – Previously filed with Post-Effective Amendment No. 9 on February 28, 2011.*

(14)	Other Opinions

a.	Consent of Independent Registered Public Accounting Firm to MainStay Funds Trust, KPMG LLP – Filed herewith.

(15)	Omitted Financial Statements

(16)	Power of Attorney – Filed herewith.

(17)	Additional Exhibits – Inapplicable.

* Incorporated by reference.

ITEM 17.	UNDERTAKINGS.

(1)       The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)       The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)       The undersigned registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Parsippany and the State of New Jersey on the 2nd day of October, 2012.

MAINSTAY FUNDS TRUST

/s/ Stephen P. Fisher
Stephen P. Fisher
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on October 3, 2012.

SIGNATURE	TITLE

/s/ Stephen P. Fisher	President and Principal Executive Officer
Stephen P. Fisher

/s/ Susan B. Kerley*	Trustee and Chairman of the Board
Susan B. Kerley

/s/ Alan R. Latshaw*	Trustee
Alan R. Latshaw

/s/ Peter Meenan*	Trustee
Peter Meenan

/s/ John Kim*	Trustee
John Kim

/s/ Richard H. Nolan, Jr.*	Trustee
Richard H. Nolan, Jr.

/s/ Richard S. Trutanic*	Trustee
Richard S. Trutanic

/s/ Roman L. Weil*	Trustee
Roman L. Weil

/s/ John A. Weisser*	Trustee
John A. Weisser

/s/ Jack R. Benintende	Treasurer and Principal Financial
Jack R. Benintende	and Accounting Officer

By: /s/ J. Kevin Gao	Secretary
J. Kevin Gao
As Attorney-in-Fact*

*  Pursuant to Powers of Attorney filed herewith.

EXHIBIT LIST

11          Opinion of counsel regarding legality of the securities being registered

14(a)     Consent of Independent Registered Public Accounting Firm

16          Powers of Attorney